SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PLANAR SYSTEMS, INC.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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January 9, 2015

Dear Fellow Shareholder:

Our Annual Meeting is scheduled for Thursday, February 26, 2015, at 1:00 p.m. local time at our offices located at 1195 NW Compton Drive, Beaverton, Oregon 97006. Enclosed please find a copy of our Proxy Statement for this meeting, as well as our 2014 Annual Report.

We look forward to seeing as many of our shareholders as are able to attend the meeting. We recognize, however, that this is impractical for most of you. For this reason, we have enclosed a form of proxy and return envelope that you can use to ensure that your shares are represented at the meeting.

The election of one director, the approval of the amendment and restatement of our Second Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 30,000,000 to 60,000,000, the approval of the amendment and restatement of our Second Restated Articles of Incorporation, as amended, to eliminate the supermajority voting requirement regarding amendment to, or repeal of, the Articles of Incorporation, and effect other clarifying amendments, the approval of the Planar Systems, Inc. 2015 Incentive Plan, the approval of the Planar Systems, Inc. 2015 Employee Stock Purchase Plan, the ratification of the appointment of KPMG LLP as Planar’s independent registered public accounting firm for the fiscal year ending September 25, 2015, and an advisory vote to approve Planar’s executive compensation are the only matters on which our shareholders are being asked to vote at the meeting. Information regarding these matters is presented in the body of the Proxy Statement, and we encourage you to review this information.

Please take a moment and sign, date and return the enclosed form of proxy. This way your shares will be represented whether or not you are able to attend the meeting. You also have the ability to vote either by touch-tone telephone call or via the Internet.

We thank you for your attention to this matter and for your continuing support of Planar.

Very truly yours,

Gerald K. Perkel

President and Chief Executive Officer

1195 N.W. Compton Drive

Beaverton, OR 97006

(503) 748-1100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 26, 2015

To the Shareholders of Planar Systems, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the “Annual Meeting”) of Planar Systems, Inc. (“Planar” or the “Company”) will be held on Thursday, February 26, 2015, at 1:00 p.m. local time at the Company’s offices located at 1195 NW Compton Drive, Beaverton, Oregon 97006 for the following purposes:

1.	To elect one director for a three-year term;

2.	To approve the amendment and restatement of the Second Restated Articles of Incorporation of Planar Systems, Inc., as amended (the “Existing Articles”) to increase the number of authorized shares of common stock from 30,000,000 to 60,000,000;

3.	To approve the amendment and restatement of the Existing Articles to eliminate the supermajority voting requirement regarding amendment to, or repeal of, the Articles of Incorporation, and effect other clarifying amendments;

4.	To approve the Planar Systems, Inc. 2015 Incentive Plan;

5.	To approve the Planar Systems, Inc. 2015 Employee Stock Purchase Plan;

6.	To ratify the appointment of KPMG LLP as Planar’s independent registered public accounting firm for the fiscal year ending September 25, 2015;

7.	To hold an advisory vote to approve the Company’s executive compensation; and

8.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

The Board of Directors of the Company has fixed the close of business on December 30, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on February 26, 2015: The Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the fiscal year ended September 26, 2014 are available at www.RRDEZProxy.com/2015/PlanarSystems.

By Order of the Board,

Gerald K. Perkel

President and Chief Executive Officer

Beaverton, Oregon

January 9, 2015

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PLANAR SYSTEMS, INC.

1195 N.W. Compton Drive

Beaverton, OR 97006

(503) 748-1100

PROXY STATEMENT

for

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 26, 2015

INTRODUCTION

General

This Proxy Statement is being furnished to the shareholders of Planar Systems, Inc., an Oregon corporation (“Planar” or the “Company”), as part of the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors” or the “Board”) from holders of the outstanding shares of Planar common stock, no par value (the “Common Stock”), for use at the Company’s Annual Meeting of Shareholders to be held at the Company’s offices located at 1195 NW Compton Drive, Beaverton, Oregon 97006 at 1:00 p.m. local time, on February 26, 2015, and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, shareholders will be asked to vote on the following matters: the election of one member of the Board of Directors, the approval of the amendment and restatement of the Second Restated Articles of Incorporation of Planar Systems, Inc., as amended (the “Existing Articles”) to increase the number of authorized shares of common stock from 30,000,000 to 60,000,000, the approval of the amendment and restatement of the Existing Articles to eliminate the supermajority voting requirement regarding amendment to, or repeal of, the Articles of Incorporation, and effect other clarifying amendments, the approval of the Planar Systems, Inc. 2015 Incentive Plan, the approval of the Planar Systems, Inc. 2015 Employee Stock Purchase Plan, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2015, an advisory vote to approve the Company’s executive compensation, and such other business as may properly come before the meeting or any adjournments or postponements thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders of Planar on or about January 9, 2015.

Solicitation, Voting and Revocability of Proxies

The Board of Directors has fixed the close of business on December 30, 2014 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were 22,193,741 shares of Common Stock outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, Planar Systems, Inc., 1195 N.W. Compton Drive, Beaverton, Oregon 97006, or by attending the Annual Meeting and voting in person. All valid, unrevoked proxies will be voted at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Although we encourage you to read the enclosed Proxy Statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the Annual Meeting.

Q:	Why is Planar providing these materials?

A:	Planar’s Board of Directors is providing these proxy materials to you in connection with the Company’s Annual Meeting of Shareholders, which will take place on February 26, 2015. Shareholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and other required information.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are seven proposals scheduled to be voted on at the Annual Meeting:

•	the election of one member of the Board of Directors (Proposal No. 1);

•	the approval of the amendment and restatement of the Existing Articles to increase the number of authorized shares of common stock from 30,000,000 to 60,000,000 (Proposal No. 2);

•	the approval of the amendment and restatement of the Existing Articles to eliminate the supermajority voting requirement regarding amendment to, or repeal of, the Articles of Incorporation, and effect other clarifying amendments (Proposal No. 3);

•	the approval of the Planar Systems, Inc. 2015 Incentive Plan (Proposal No. 4);

•	the approval of the Planar Systems, Inc. 2015 Employee Stock Purchase Plan (Proposal No. 5);

•	the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2015 (Proposal No. 6); and

•	an advisory vote to approve the Company’s executive compensation (Proposal No. 7).

We will also consider other business that properly comes before the Annual Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:	Planar’s Board of Directors recommends that you vote your shares “FOR” the election of the Board’s nominee for election to the Board of Directors, “FOR” the approval of the amendment and restatement of the Existing Articles to increase the number of authorized shares of common stock from 30,000,000 to 60,000,000, “FOR” the approval of the amendment and restatement of the Existing Articles to eliminate the supermajority voting requirement regarding amendment to, or repeal of, the Articles of Incorporation, and effect other clarifying amendments, “FOR” the approval of the Planar Systems, Inc. 2015 Incentive Plan, “FOR” the approval of the Planar Systems, Inc. 2015 Employee Stock Purchase Plan, “FOR” the ratification of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending September 25, 2015, and “FOR” the advisory vote to approve the Company’s executive compensation.

Q:	What shares owned by me can be voted?

A:	All shares of Planar common stock owned by you as of the close of business on December 30, 2014 (the “Record Date”) may be voted by you. You may cast one vote per share of common stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the shareholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most shareholders of Planar hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Planar’s transfer agent, Computershare Shareowner Services LLC (“Computershare”), you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Planar. As the shareholder of record, you have the right to grant your voting proxy directly to Planar as described below under “How can I vote my shares without attending the Annual Meeting?” or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from your broker or other nominee authorizing you to vote your shares at the Annual Meeting. Your broker or nominee has sent you instructions for how you can direct the broker or nominee to vote your shares. You may vote your shares by Internet or by telephone as described below under “How can I vote my shares without attending the Annual Meeting?”

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring your proxy card or proof of identification. Even if you plan to attend the Annual Meeting, Planar recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	To vote your shares without attending the meeting, please sign, date and return the enclosed proxy card, or follow the instructions for Internet or telephone voting on the enclosed proxy card. This way your shares will be represented whether or not you are able to attend the meeting.

Q:	Can I change my vote?

A:

Attendance at the Annual Meeting alone will not cause your previously granted proxy to be revoked. You may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may accomplish this by entering a new vote by Internet, by telephone, by delivering a written notice of revocation to the corporate secretary of the Company, by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions), or by attending the Annual Meeting and voting in person.

Q:	How are votes counted?

A:	You may vote “FOR” or “WITHHOLD” authority to vote for the nominee for election as a director. If you vote your shares without providing specific instructions, your shares will be voted FOR the nominee for election to the Board of Directors. If you vote to “WITHHOLD” authority to vote for the nominee for election as a director, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be counted and will have no effect in determining whether the nominee is elected. If a quorum is present, the Company’s Bylaws provide that directors are elected by a plurality of the votes cast by the shares entitled to vote. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting for approval of the amendment and restatement of the Existing Articles to increase the number of authorized shares of common stock from 30,000,000 to 60,000,000, for approval of the amendment and restatement of the Existing Articles to eliminate the supermajority voting requirement regarding amendment to, or repeal of, the Articles of Incorporation, and effect other clarifying amendments, for approval of the Planar Systems, Inc. 2015 Incentive Plan, for approval of the Planar Systems, Inc. 2015 Employee Stock Purchase Plan, on the ratification of the appointment of KPMG LLP and the advisory vote to approve executive compensation. If you vote your shares without providing specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. If you choose to “ABSTAIN” from voting on any of Proposals No. 4, No. 5, No. 6 and No. 7, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be counted and will have no effect in determining whether any of Proposals No. 4, No. 5, No. 6 and No. 7 is approved. If you choose to “ABSTAIN” from voting on either Proposal No. 2 or Proposal No. 3, the shares represented will be counted as present for the purpose of determining a quorum, and will have the effect of a vote “AGAINST” each of Proposal No. 2 and Proposal No. 3.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is not voting on non-routine matters. A broker non-vote occurs when a broker expressly instructs on a proxy card that the broker is not voting on a matter, whether routine or non-routine. Proposals No. 2 and No. 6 contained in these proxy materials are considered routine matters, so unless you have provided otherwise, your broker will have discretionary authority to vote your shares on Proposals No. 2 and No. 6. However, Proposals No. 1, No. 3, No. 4, No. 5 and No. 7 are considered non-routine matters, so unless you have provided instructions to your broker with respect to Proposals No. 1, No. 3, No. 4, No. 5 and No. 7, your broker will not have authority to vote your shares on Proposals No. 1, No. 3, No. 4, No. 5 and No. 7 and your shares will constitute broker non-votes. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for purposes of determining the number of votes cast for, or entitled to vote on, a proposal.

Q:	What is the quorum requirement for the Annual Meeting?

A:

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the

Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	What is the voting requirement to approve the proposals?

A:	The election of the director nominee requires the affirmative “FOR” vote of a plurality of the votes cast in the election. The proposal for approval of the Planar Systems, Inc. 2015 Incentive Plan, approval of the Planar Systems, Inc. 2015 Employee Stock Purchase Plan, ratification of the Audit Committee’s appointment of KPMG LLP as the independent registered public accounting firm and the advisory vote to approve executive compensation require the affirmative “FOR” vote of a majority of the votes cast on the proposal. The proposal for approval of the amendment and restatement of the Existing Articles to increase the number of authorized shares of common stock from 30,000,000 to 60,000,000, and approval of the amendment and restatement of the Existing Articles to eliminate the supermajority voting requirement regarding amendment to, or repeal of, the Articles of Incorporation, and effect other clarifying amendments require the affirmative “FOR” vote of sixty-seven percent (67%) of the shares entitled to vote thereon.

Q:	Who are the proxyholders and what do they do?

A:	The two persons named as proxyholders on the proxy card, Gerald K. Perkel, our President and Chief Executive Officer and a Director of the Company, and J. Michael Gullard, Chairman of the Board, were designated by the Board of Directors. The proxyholders will vote all properly tendered proxies (except to the extent that authority to vote has been withheld) and where a choice has been specified by you as provided in the proxy card, it will be voted in accordance with the instructions you indicate on the proxy card. If you vote your shares without providing specific instructions regarding each of the proposals, your shares will be voted “FOR” each proposal.

Q:	What does it mean if I receive more than one set of proxy materials?

A:	You may receive more than one set of proxy materials. For example, if you hold your shares in more than one brokerage account, you may receive a separate set of proxy materials for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you may receive more than one set of proxy materials. Please vote your shares for each set of proxy materials that you receive by following the instructions in the enclosed proxy card.

Q:	How can I revoke my proxy?

A:	You may revoke your proxy at any time before it is voted at the Annual Meeting. In order to do this, you may do any of the following:

•	sign and return another proxy card bearing a later date;

•	enter a new vote by Internet or by telephone following the instructions in the proxy card;

•	provide written notice of the revocation to Planar’s Corporate Secretary, Planar Systems, Inc., 1195 N.W. Compton Drive, Beaverton, Oregon 97006, prior to the vote at the Annual Meeting; or

•	attend the meeting and vote in person.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in Planar’s Current Report on Form 8-K within four business days after the Annual Meeting.

Q.	What happens if additional proposals are presented at the Annual Meeting?

A:	Other than the proposals described in this Proxy Statement, Planar does not expect any additional matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Gerald K. Perkel, Planar’s President and Chief Executive Officer and a Director of the Company, and J. Michael Gullard, Chairman of the Board, will vote your shares on any additional matters properly presented for a vote at the Annual Meeting in the manner directed by a majority of the Board of Directors.

Q:	Who will count the vote?

A:	Computershare, the Company’s transfer agent, has been appointed to act as the inspector of elections and will tabulate the votes. In the event Computershare is unable to do so, a representative of Planar’s legal counsel, Perkins Coie LLP, will act in this role.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Planar or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board of Directors.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	Planar will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Planar’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. In addition, Planar may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. We have also engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies for a services fee and the reimbursement of customary disbursements that are not expected to exceed $10,000 in the aggregate for these services.

Q:	How do I communicate with the Board of Directors?

A:	Any shareholder who wants to communicate with members of the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Chairman of the Board, Planar Systems, Inc., 1195 N.W. Compton Drive, Beaverton, Oregon 97006. Communications should be sent by overnight or certified mail, return receipt requested. All communications will be submitted to the Board of Directors in a timely manner.

CORPORATE GOVERNANCE

Board Leadership Structure and Risk Oversight

The Company’s Board of Directors maintains a separation between the roles of Chief Executive Officer and Chairman of the Board. Mr. Perkel has served as the Company’s President and Chief Executive Officer since he joined the Company in 2005, and Mr. Gullard has served as the Chairman of the Board of Directors since February 2014. Although the Company’s Second Restated Bylaws, as amended to date (the “Bylaws”) do not mandate this leadership structure, the Board believes that the separation of these two leadership positions enhances the position of the independent directors with respect to the governance of the Company and promotes more active participation in establishing priorities of the Board, while affording the Chief Executive Officer the ability to focus more clearly on the day-to-day operational aspects and requirements of the Company’s business.

The Board of Directors is responsible for the oversight of the Company’s risk management activities. The Board of Directors’ roles, directly and through delegation of certain subject areas to committees of the Board of Directors, with respect to risk governance include:

(1)	overseeing and monitoring management’s Company-wide risk governance processes and activities,

(2)	ensuring that risk-related information derived from management’s risk governance activities and processes is routinely reported to the Board, allowing the Board to assess the impact of risk on the Company’s strategy, operations and business model, and for consideration in connection with all judgments and decisions made by the Board, and

(3)	periodically evaluating and adjusting, as appropriate, the respective roles of the Board of Directors and its committees in risk governance and management’s risk governance processes and activities.

Management’s risk governance processes and activities provide a framework for identifying, assessing, mitigating, monitoring and reporting all risks and risk-related information arising out of, relating to or associated with the Company and its business strategy, operations, relationships, properties, assets, liabilities, obligations and any other matters.

The Board of Directors maintains overall responsibility for oversight of the work of its various committees and derives information useful in its committee oversight role by having regular reports from the Chairpersons of the various committees. The Board of Directors delegates certain matters and responsibilities to its committees in connection with the Board’s overall risk governance function. The Compensation Committee is responsible for the oversight of risks associated with compensation policies and practices, CEO compensation, the Company’s compensation plans (including equity compensation plans and programs), severance, change of control and other employment- and severance-related agreements, management succession planning and other employment-related matters. The Governance Committee is responsible for oversight of the Board leadership structure and processes, Board composition and director nomination, recommendations to the Board with respect to Board compensation, the Company’s code of conduct, shareholder proposals and other corporate governance-related matters. The Audit Committee is responsible for oversight of risks associated with our accounting policies and practices, financial reporting process, system of internal controls and compliance activities, information technology systems, business continuity and disaster recovery, various operational risks, credit matters, insurance and property risks and the qualification, independence and performance of our independent auditors, and compliance with applicable legal and regulatory compliance requirements.

Director Independence

The Board of Directors has determined that J. Michael Gullard, Richard S. Hill, Harold Hughes, Sam Khoury, David Sandberg, and Gregory H. Turnbull are “independent” as defined by applicable NASDAQ Stock Market rules, and, accordingly, a majority of the Company’s Board of Directors is independent.

Board of Directors Committees

Audit Committee. The Board of Directors has appointed a standing Audit Committee which, during the fiscal year ended September 26, 2014, conducted eight meetings. The Audit Committee is responsible for, among other things, overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance, and reviewing the independence and performance of the Company’s independent auditors. The current members of the Audit Committee are Mr. Hughes (Chair), Mr. Turnbull and Mr. Khoury. The Board of Directors has determined that Messrs. Hughes, Turnbull and Khoury meet all applicable independence and financial sophistication requirements under applicable Securities and Exchange Commission (the “SEC”) and NASDAQ Stock Market rules, and that Mr. Hughes is an “audit committee financial expert,” as such term is defined pursuant to rules promulgated by the SEC. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available in the “Corporate Governance—Corporate Policies” section of the Company’s website at: http://investor.planar.com.

Compensation Committee. The Board of Directors also has appointed a Compensation Committee which, among other things, reviews executive compensation, establishes executive compensation levels and administers the Company’s equity plans. During the fiscal year ended September 26, 2014, the Compensation Committee held six meetings. The current members of the Compensation Committee are Mr. Hill (Chair), Mr. Turnbull and Mr. Sandberg, each of whom is independent within the meaning of applicable NASDAQ Stock Market rules. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available in the “Corporate Governance—Corporate Policies” section of the Company’s website at: http://investor.planar.com.

Governance Committee. The Board of Directors also has appointed a Governance Committee which, among other things, is responsible for reviewing and making recommendations to the Board regarding the Board’s composition and structure, establishing criteria for Board membership and corporate policies relating to the recruitment of Board members, and establishing, implementing and monitoring policies and processes regarding principles of corporate governance. The Governance Committee held three meetings during the fiscal year ended September 26, 2014. The current members of the Governance Committee are Mr. Gullard (Chair), Mr. Hill, and Mr. Sandberg, each of whom is independent within the meaning of applicable NASDAQ Stock Market rules. The Board of Directors has adopted a written charter for the Governance Committee, a copy of which is available in the “Corporate Governance—Corporate Policies” section of the Company’s website at: http://investor.planar.com.

Director Attendance at Board and Shareholder Meetings

During fiscal year 2014 the Company’s Board of Directors held seven meetings. Each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which such Director served during the period that such Director served. The Company encourages each member of the Board of Directors to attend each annual meeting of the Company’s shareholders. All of the members of the Board of Directors, other than David Sandberg, attended the 2014 Annual Meeting of Shareholders.

Director Nomination Procedures

The Governance Committee serves as the nominating committee responsible for seeking qualified candidates to serve on the Company’s Board of Directors and recommending them for the Board’s consideration. In recommending candidates for election to the Board of Directors, the Governance Committee will consider nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. The Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any unique skills or competencies not already represented on the Board of Directors, as well as general qualities and skills desirable in members of the Board of Directors, including factors relating to diversity, skills, occupation, experience in the context of the Company’s various businesses, products and technologies, and the needs of the Board of Directors, perceived chemistry in working with incumbent members of the Board of Directors, and whether the candidate would meet the definition of “independent” under applicable SEC and NASDAQ Stock Market rules. Independent directors are expected to be free from relationships which would interfere with their ability to oversee management or pose a conflict of interest with the Company’s business. Share ownership is viewed as beneficial as is prior public company board service and CEO experience. A knowledge of the digital signage business and marketing, sales, strategy and other corporate management skills sets are perceived positively as is involvement in corporate transformations and turnarounds. All nominees for the Board of Directors must have a reputation for integrity, honesty and adherence to high ethical standards and be prepared to commit significant time to Board and committee responsibilities. The Company does not have a formal policy with respect to the consideration of diversity (broadly construed) in identifying director candidates, however the Governance Committee does consider diversity in identifying and reviewing director nominee candidates, reflecting the Committee’s goal of achieving a balanced and diverse Board of Directors, with members whose skills, occupation, background, identity and experience complement each other, and together, contribute to the Board’s effectiveness as a whole. Evaluations of candidates generally involve a review of background materials and internal discussions as well as interviews with potential nominees. Upon selection of a qualified candidate, the Governance Committee recommends the candidate for consideration by the full Board of Directors.

Shareholders wishing to propose director candidates for consideration by the Governance Committee may do so by writing to the Secretary of the Company and providing the information specified in Article III, Section 3.16 of the Bylaws, including the candidate’s name, biographical information and qualifications. The Bylaws also permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. A shareholder’s notice of nomination must also set forth certain information specified in Article III, Section 3.16 of the Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

Director Retirement Policy. The Board of Directors has adopted a policy, commencing with the Annual Meeting, under which it will not approve the nomination of an individual for election as a Company director for a term ending after such individual’s 73rd birthday unless the individual has agreed to resign as a director upon reaching age 73. The Board’s policy allows for the resignation to be rescinded by a vote of two-thirds of the members of the Board of Directors other than the individual whose resignation is at issue.

Communication with Directors

Any shareholder who wants to communicate with members of the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Chairman of the Board, Planar Systems, Inc., 1195 N.W. Compton Drive, Beaverton, Oregon 97006. Communications should be sent by overnight or certified mail, return receipt requested. All communications will be submitted to the Board of Directors in a timely manner.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

At the Company’s Annual Meeting, one director will be elected for a three-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominee named below. The Board of Directors believes that the nominee will stand for election and will serve if elected as a director.

The Company’s Articles of Incorporation provide that the Board of Directors will from time to time determine the number of directors to serve on the Board of Directors, provided that the number of directors cannot be more than twelve nor less than six. The Company’s directors are divided into three classes. The term of office of only one class of directors expires each year, and their successors are generally elected for terms of three years, and until their successors are elected and qualified, except as may be otherwise required under the Company’s Director Retirement Policy. See “Director Retirement Policy” above. There is no cumulative voting for election of directors.

The Board of Directors is currently fixed at seven. After the Annual Meeting, the size of the Board of Directors will be six, and there will be one vacancy. The Company’s Bylaws provide that any vacancy on the Board of Directors may be filled by the Board and that a Director appointed to fill a vacancy will be appointed to serve until the next annual meeting of shareholders and until a successor is elected and duly qualified. The Board intends to fill this vacancy when the Board identifies a qualified candidate. In accordance with the terms of the Company’s Articles of Incorporation, the reduction in the size of the Board of Directors will be applied to the class of directors whose three-year term will expire in 2016, such that at the 2016 Annual Meeting of Shareholders, only two directors will be eligible for election to serve for a three-year term.

Information as to Nominee and Continuing Directors. The following table sets forth the name of the Board of Directors’ nominee for election as a director and those directors who will continue to serve after the Annual Meeting. Also set forth is certain other information with respect to each such person’s age at January 1, 2015, the year in which he began serving as a director of Planar and positions currently held with Planar.

	Age	Director Since	Expiration of Current Term	Position Held with Planar
Nominee for a Three-Year Term:
Gerald K. Perkel	59	2005	2015	President, Chief Executive Officer and Director
Continuing Directors:
J. Michael Gullard	69	2006	2016	Director, Chairman of the Board
Richard S. Hill	62	2013	2016	Director
Sam Khoury	58	2013	2016	Director
Harold Hughes	68	2014	2017	Director

Information concerning the principal occupation or employment during at least the past five years, and other directorships of the directors of the Company is set forth below. Specific skills contributing to the director’s or nominee’s overall qualifications as a member of the Board of Directors are also highlighted.

J. Michael Gullard. Mr. Gullard was elected to the Board of Directors in November 2006. Mr. Gullard founded Cornerstone Management in 1984, a family of technology focused venture capital funds, and since then has served as a General Partner of Cornerstone Management. Mr. Gullard received a BA from Stanford University and an MBA from the Graduate School of Business at Stanford University. Mr. Gullard also serves as Chairman of the Board of Directors of Dyntek, Inc., and as a member of the Board of Directors of Selectica, Inc. Mr. Gullard previously served on the Board of Directors of Alliance Semiconductor, Inc., Proxim Corp., JDA Software, Ditech Networks, California Micro Devices Corporation and Transmeta Corporation. Mr. Gullard

brings to the Board broad and significant entrepreneurial experience as a long time venture capital investor in technology companies. Mr. Gullard also brings extensive experience as a board member of a number of private and public technology companies.

Richard S. Hill. Mr. Hill retired from Novellus Systems, a supplier of semiconductor manufacturing equipment used in the fabrication of integrated circuits, in June 2012. Mr. Hill was Chief Executive Officer of Novellus Systems from December 1993 until June 2012. He was Chairman of Novellus Systems from May 1996 until his retirement in June 2012. Mr. Hill serves on the Board of Directors of Arrow Electronics, Inc., Cabot Microelectronics Corporation and Tessera, Inc. Mr. Hill previously served on the Board of Directors of LSI, Inc. Mr. Hill holds a Bachelor of Science degree in bioengineering from the University of Illinois and a Masters of Business Administration from Syracuse University. Mr. Hill brings to the Board extensive experience as a chief executive and board member of public technology companies.

Harold Hughes. Mr. Hughes is the Chief Executive Officer of Manutius IP, Inc. He formerly served as Chief Executive Officer and president of Rambus Inc. from January 2005 through June 2012, and as a member of the Board of Directors from June 2003 through April 2013. Mr. Hughes served as a United States Army Officer from 1969 to 1972 before starting his private sector career at Intel Corporation. Mr. Hughes held a variety of positions within Intel Corporation from 1974 to 1997, including Treasurer, Vice President of Intel Capital, Chief Financial Officer, and Vice President of Planning and Logistics. Following his tenure at Intel, Mr. Hughes was the chairman and Chief Executive Officer of Pandesic, LLC. He holds a B.A. from the University of Wisconsin and an M.B.A. from the University of Michigan. Mr. Hughes serves on the Board of Directors of Cresta Technology Corporation, Cortina Systems, Inc., and View, Inc., each a private company. Mr. Hughes brings to the Board experience as an executive officer and director of public companies in the high-technology industry and extensive financial expertise.

Sam Khoury. Mr. Khoury founded and has been a senior partner with RSK Enterprises, an acquisition and turnaround management company, since 2001. Mr. Khoury has been a turnaround Chief Executive Officer for more than 20 years and has grown, turned around, and recreated value in 17 manufacturing and distribution companies. Prior to founding RSK Enterprises, Mr. Khoury spent several years working for Fortune 500 companies. He began his career in financial management with NBC, before moving into financial and strategic planning with Avery Label Company and ultimately into healthcare in financial and general management positions within Omnicare, Inc. Mr. Khoury received a Bachelor of Science degree from the University of Southern California (USC), an MBA from the USC Marshall School of Business, and a Juris Doctor from Loyola Law School. He is a non-active member of the California Bar. Mr. Khoury brings significant turnaround and operational expertise to the Board.

Gerald K. Perkel. Mr. Perkel has served as President and Chief Executive Officer of the Company since September 2005. At that time, Mr. Perkel was also elected to the Board of Directors. Mr. Perkel served as President and Chief Executive Officer of Merant PLC, a provider of ECM (enterprise change management) software, from 2001 to 2004, when the company was acquired by Serena Software. Mr. Perkel served as president of the Office Printing Business at Xerox from 2000 to 2001. Prior to that, Mr. Perkel was President of the Color Printing and Imaging Business at Tektronix, Inc. from 1995 to 2000. Mr. Perkel received a BS in System Science Engineering from the University of California, Los Angeles. Mr. Perkel brings the experience of a long career in operational and leadership roles in public technology companies and offers the Board of Directors additional insight regarding the Company’s markets, technologies, business operations and management, and employee skills and abilities.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF GERALD K. PERKEL, ITS NOMINEE FOR DIRECTOR. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE ELECTION OF THE BOARD’S NOMINEE UNLESS A VOTE WITHHOLDING AUTHORITY IS SPECIFICALLY INDICATED.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EXISTING ARTICLES TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

FROM 30,000,000 TO 60,000,000

The Board of Directors has approved, and recommends that shareholders approve, the amendment and restatement of Planar’s Existing Articles (the “Amended and Restated Articles”) to increase the number of shares of common stock that the Company is authorized to issue from 30,000,000 to 60,000,000. The following description of the proposed amendment is qualified in its entirety by reference to the text of the proposed Amended and Restated Articles, which are attached as Appendix A to this proxy statement.

The proposed Amended and Restated Articles would increase the number of shares of common stock that the Company is authorized to issue from 30,000,000 to 60,000,000 (the “Authorized Shares Amendment”). As of December 30, 2014, a total of 22,193,741 shares of common stock were issued and outstanding. In addition, the Company has shares subject to outstanding awards granted under the Company’s stock option and purchase plans and other equity compensation arrangements, and we are proposing to reserve an additional 2,500,000 shares under our 2015 Incentive Plan and 600,000 shares under our 2015 Employee Stock Purchase Plan, subject to shareholder approval of Proposal No. 4 and Proposal No. 5, respectively. As a result, if the shareholders do not approve the amendment to increase the number of shares of common stock that the Company is authorized to issue, the Company will have a relatively small number of unissued and unreserved shares of common stock authorized under the Existing Articles, which would adversely affect the Company’s ability to issue shares in connection with routine matters related to the conduct of its business.

If approved, the increased number of authorized shares of common stock will provide the Company with the ability to issue shares in connection with the sale of common stock to raise additional capital, the issuance of shares in connection with strategic corporate or commercial transactions, stock option and purchase plans (and other equity compensation arrangements), stock splits or dividends and other general corporate purposes. The shares could be issued from time to time for such purposes as the Board of Directors may approve and, unless required by applicable law or NASDAQ Stock Market rules, no further vote of Planar’s shareholders will be required.

If the Authorized Shares Amendment is approved, the additional shares of common stock will have the same characteristics as the currently authorized shares of common stock of the Company. Holders of common stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company.

If adopted and approved, the Amended and Restated Articles would be filed with the Secretary of State of the State of Oregon to effect the Authorized Shares Amendment, and, if approved by the Shareholders, the Supermajority Voting and Clarifying Amendment discussed in Proposal No. 3. We intend to file the Amended and Restated Articles with the Secretary of State promptly following the Annual Meeting if shareholder approval is obtained.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S EXISTING ARTICLES TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FROM 30,000,000 TO 60,000,000.

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EXISTING ARTICLES TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENT REGARDING AMENDMENT TO, OR REPEAL OF, THE ARTICLES OF INCORPORATION AND EFFECT OTHER CLARIFYING AMENDMENTS

The Board of Directors has approved, and recommends that shareholders approve, the amendment and restatement of Planar’s Existing Articles (the “Supermajority Voting and Clarifying Amendment”) to remove the supermajority voting requirement regarding amendment to, or repeal of, the Articles of Incorporation, and effect other clarifying amendments. The following description of the proposed Supermajority Voting and Clarifying Amendment is qualified in its entirety by reference to the text of the proposed Amended and Restated Articles, which are attached as Appendix A to this proxy statement.

The proposed Amended and Restated Articles would eliminate the supermajority voting threshold regarding amendment to, or repeal of, the Articles of Incorporation. The Existing Articles require the affirmative vote of the holders of sixty-seven percent (67%) of the outstanding shares of the Company entitled to vote thereon to approve an amendment to, or repeal of, the Existing Articles (“Articles Amendments”).

The proposed Amended and Restated Articles effectively would reduce the voting requirements under the Existing Articles to approve Articles Amendments from an affirmative vote of sixty-seven percent (67%) of the outstanding shares of the Company entitled to vote thereon to the statutory default simple majority of the outstanding shares entitled to vote thereon. The Board of Directors has considered various arguments for and against the supermajority voting standard for the Articles Amendments, including current trends and best practices in corporate governance. The sixty-seven percent (67%) voting requirements in the Existing Articles are designed to protect the Company’s shareholders, including minority shareholders, by ensuring that material amendments to the Articles of Incorporation are not completed without the approval of a substantial majority of the Company’s shareholders. However, the Board of Directors is committed to ensuring accountability of the Board to the Company’s shareholders. The Board of Directors believes that lowering the voting requirement from sixty-seven percent (67%) to a simple majority is more reflective of best governance practice to enhance accountability to shareholders.

If this Proposal No. 3 is approved, shareholders could approve Articles Amendments with the approval of a majority of the outstanding shares of the Company entitled to vote thereon, other than amendments to Article VI of the Existing Articles regarding classification of the Board of Directors, which requires the affirmative vote of not less than seventy-five percent (75%) of the votes then entitled to be cast for election of directors. If our shareholders do not approve this Proposal No. 3, the Company’s supermajority voting requirement for approving Articles Amendments will remain in place and approval of these items will continue to require the vote of at least sixty-seven percent (67%) of the outstanding shares of the Company entitled to vote thereon.

In addition to eliminating the supermajority voting requirement for approving Articles Amendments to a simple majority of votes entitled to be cast, the proposed Supermajority Voting and Clarifying Amendment would: (i) incorporate the text of the Second Amendment to the Second Restated Articles of Incorporation of Planar Systems, Inc. (the “Second Restated Articles”), which amended and restated the terms of the Series D Junior Participating Preferred Stock, into the Amended and Restated Articles (the First Amendment to the Second Restated Articles will not be incorporated because it established the terms of the Series D Junior Participating Preferred Stock that were amended and restated by the Second Amendment); (ii) eliminate the provisions in Article V of the Existing Articles which state that the Company has the right to make distributions to shareholders, and repurchase or redeem shares issued to employees under any stock incentive program, in each case subject to specified restrictions, which provisions merely recite powers granted to the Board of Directors under the Oregon Business Corporation Act; (iii) clarify when a director must reimburse advancement of expenses covering indemnification; (iv) conform the use of capitalized terms throughout; and (v) update cross-references.

If adopted and approved, the Amended and Restated Articles would be filed with the Secretary of State of the State of Oregon to effect the Supermajority Voting and Clarifying Amendment, and, if approved by the Shareholders, the Authorized Shares Amendment discussed in Proposal No. 2. We intend to file the Amended and Restated Articles with the Secretary of State promptly following the Annual Meeting if shareholder approval is obtained.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE EXISTING ARTICLES TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENT REGARDING AMENDMENT TO, OR REPEAL OF, THE ARTICLES OF INCORPORATION, AND EFFECT OTHER CLARIFYING AMENDMENTS.

PROPOSAL NO. 4

APPROVAL OF THE PLANAR SYSTEMS, INC. 2015 INCENTIVE PLAN

Our Board of Directors believes that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve continued strong performance in the future by providing a direct link between the compensation of executives and key employees and long-term shareholder value creation. Accordingly, upon recommendation of our Compensation Committee, our Board of Directors is seeking stockholder approval of the Planar Systems, Inc. 2015 Incentive Plan, which we refer to as the 2015 Plan.

If the 2015 Plan is approved by stockholders, it will replace the Planar Systems, Inc. 2009 Incentive Plan, which we refer to in this proposal as the 2009 Plan and in the text of the 2015 Plan as the Prior Plan, and no new awards will be granted under the 2009 Plan. If stockholders do not approve the 2015 Plan, the 2009 Plan will remain available for new grants to the extent shares are available. As of December 30, 2014, we had outstanding 22,193,741 shares of our common stock.

The 2015 Plan authorizes the issuance of 2,500,000 new shares of our common stock. In addition, up to 2,548,176 shares previously subject to outstanding awards granted under the 2009 Plan, Planar’s 1993 Stock Incentive Plan, Amended and Restated 1993 Stock Incentive Plan for Nonemployee Directors, Clarity Visual Systems, Inc. 1995 Stock Incentive Plan, 1996 Stock Incentive Plan, 1999 Nonqualified Stock Option Plan or New Hire Inducement Plans (together, the “Prior Plans”) will also become available for grant under the 2015 Plan to the extent these awards are forfeited or canceled or expire and we do not issue the shares covered by the award.

Based on an estimated usage rate, we anticipate that the shares currently available for issuance under the 2009 Plan may be insufficient to complete our annual refresh grants in the first quarter of fiscal 2016. In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute our business plans, our board of directors believes that we will need the additional 2,500,000 new shares to be available under the 2015 Plan. Although the additional new shares to be available under the 2015 Plan will increase the potential dilution to stockholders, our Board of Directors believes our equity compensation plans are well-managed and represent dilution at or below norms for our industry. We expect that with the additional shares to be available under the 2015 Plan for which we are seeking shareholder approval, we will have sufficient shares for our equity compensation program until approximately the 2018 annual meeting of shareholders, and shareholder approval for additional shares will likely be sought at that time.

Under applicable rules of the NASDAQ Stock Market, we are required to obtain shareholder approval of the 2015 Plan. In addition, stockholder approval of the 2015 Plan is necessary to provide the Compensation Committee with the flexibility to grant incentive stock options to employees under the 2015 Plan and certain awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. See “U.S. Federal Income Tax Information” below for more information about these issues.

A copy of the 2015 Plan, as approved by our Board of Directors, upon recommendation of its Compensation Committee and subject to approval from the shareholders, is attached to this proxy statement as Appendix B and is incorporated by reference. The following description of the 2015 Plan is a summary and does not purport to be a complete description. See Appendix B for more detailed information.

Description of the 2015 Plan

Purpose

The purpose of the 2015 Plan is to attract, retain and motivate our employees, officers and directors by providing them with the opportunity to acquire a proprietary interest in our company and to align their interests and efforts to the long-term interests of our stockholders. The 2015 Plan also allows us to provide the same opportunity to consultants, agents, advisors and independent contractors.

Administration

The Compensation Committee of our Board of Directors will administer the 2015 Plan. The Board or the Compensation Committee may delegate administration of the 2015 Plan in accordance with its terms. References to the “committee” below are, as applicable, to the Compensation Committee, the Board or other delegate, including an officer of Planar authorized by the Board or Compensation Committee to make grants to certain eligible employees of Planar.

Eligibility

Awards may be granted under the 2015 Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of Planar and its subsidiaries and affiliates. As of December 30, 2014, approximately 92 employees, three executive officers, and six non-employee directors were eligible to receive awards under the 2015 Plan.

Number of Shares

The number of shares of common stock authorized for issuance under the 2015 Plan is 2,500,000 shares. In addition, any shares previously subject to outstanding awards granted under the Prior Plans, up to an aggregate maximum of 2,548,176 shares, that cease to be subject to these awards automatically become available for issuance under the 2015 Plan. The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options is the same as the total number of shares authorized under the 2015 Plan. The following shares will be available again for issuance under the 2015 Plan:

•	shares subject to awards that lapse, expire, terminate or are canceled prior to issuance of the underlying shares;

•	shares subject to awards that are subsequently forfeited to or otherwise reacquired by us; and

•	shares related to an award that is settled in cash or in another manner where some or all of the shares covered by the award are not issued (including shares withheld by or tendered to us to satisfy tax withholding obligations related to an award).

Awards granted in assumption of or substitution for previously granted awards in acquisition transactions will not reduce the number of shares authorized for issuance under the 2015 Plan.

Shares withheld by or tendered to us as payment for the purchase price of an award will not be available again for issuance under the 2015 Plan.

If any change in our stock occurs by reason of any stock dividend, stock split, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in our corporate or capital structure, the committee will make proportional adjustments to the maximum number and kind of securities (a) available for issuance under the 2015 Plan, (b) issuable as incentive stock options, (c) issuable to certain individuals subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (d) subject to any outstanding award, including the per share price of such securities.

Types of Awards

The 2015 Plan permits the grant of any or all of the following types of awards.

Stock Options. The committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The committee sets option exercise prices and terms, except that the exercise price of stock options granted under the 2015 Plan must be at least 100% of the fair market value of the common stock on the date of grant, except in the case of options granted in connection with assuming or substituting options in acquisition transactions. At the time of grant, the committee determines when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years. Unless the committee otherwise determines, fair market value means, as of a given date, the closing price of our common stock during regular session trading on the NASDAQ Stock Market.

Stock Appreciation Rights. The committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2015 Plan or on a stand-alone basis. SARs are the right to receive payment per share of an exercised SAR in stock or cash, or a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Exercise of a SAR issued in tandem with stock options will result in the reduction of the number of shares underlying the related SAR to the extent of the SAR exercised. The term of a stand-alone SAR cannot be more than ten years, and the term of a tandem SAR will not exceed the term of the related option.

Stock Awards, Restricted Stock and Stock Units. The committee may grant awards of shares of common stock, or awards designated in units of common stock, under the 2015 Plan. These awards may be made subject to repurchase or forfeiture restrictions at the committee’s discretion. The restrictions may be based on continuous service or the achievement of specified performance criteria, as determined by the committee.

Performance Awards. The committee may grant performance awards in the form of performance shares or performance units. Performance shares are units valued by reference to a designated number of shares of common stock, and performance units are units valued by reference to a designated amount of cash. Either may be payable in stock or cash, or a combination of stock and cash, upon the attainment of performance criteria and other terms and conditions as established by the committee.

Other Stock or Cash-Based Awards. The committee may grant other incentives payable in cash or in shares of common stock, subject to the terms of the 2015 Plan and any other terms and conditions determined by the committee.

Minimum Vesting Requirements. The committee may not grant awards with respect to more than 40% of the shares authorized under the plan (subject to adjustment) that (a) are not stock options or SARs and (b) vest based solely on continuous services over fewer than three years or based on performance factors over less than one year.

Repricing

The 2015 Plan prohibits the cancellation or amendment of outstanding options or stock appreciation rights for the purpose of repricing, replacing or regranting the awards with cash or options, stock appreciation rights, restricted stock, or other equity, or for the purpose of lowering the purchase or grant price for the original option or stock appreciation right, except in connection with certain corporate transactions or adjustments to reflect certain changes in Planar’s capitalization. The 2015 Plan also prohibits the issuance of an option or amendment of an outstanding option to provide for the grant or issuance of a new option on exercise of the original option.

Performance-Based Compensation under Code Section 162(m)

Performance Goals and Criteria. If the committee intends to qualify an award under the 2015 Plan as “qualified performance-based compensation” under Section 162(m) of the Code, the performance goals selected by the committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for Planar as a whole or any product category or business unit, as reported or calculated by Planar: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); cash position; working capital; earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; operating earnings; economic profit; profit before tax; return on assets; return on equity; debt; debt plus equity; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; sales growth; market or economic value added; equity or stockholder’s equity; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; net profit; net sales; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics.

The performance goals also may be based on the achievement of specified levels of performance for our company as a whole or any business unit or applicable affiliate under one or more of the performance goals described above relative to the performance of other corporations.

The committee may provide in any award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in our annual report to shareholders for the applicable year; acquisitions or divestitures; foreign exchange gains and losses; and gains and losses on asset sales.

Adjustments and Certification. The committee may adjust the amount payable pursuant to an award under the 2015 Plan that is intended to qualify as “performance-based compensation” under Section 162(m) downward but not upward. The committee may not waive the achievement of performance goals related to an award except in the case of a participant’s death or disability. Section 162(m) requires that the committee certify that performance goals were achieved before the payment of the “performance-based compensation.”

Limitations. Subject to certain adjustments, participants who are granted awards intended to qualify as “performance-based compensation” under Section 162(m) may not be granted awards, other than performance units, for more than 750,000 shares of common stock in any calendar year, except that additional awards for up to 750,000 shares may be granted to newly hired or promoted individuals in any calendar year. The maximum dollar value payable to any participant with respect to performance units or other awards payable in cash that are intended to qualify as “performance-based compensation” cannot exceed $4,000,000 in any calendar year.

Change of Control

Under the 2015 Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between the participant and us, in the event of a change of control:

•	All outstanding awards, other than awards that are subject to vesting based on the achievement of performance goals, will become fully and immediately exercisable and all applicable deferral and restriction limitations or forfeiture provisions will lapse, immediately prior to the change of control and the awards will terminate at the effective time of the change of control. However, upon certain changes of control, such as specified reorganizations, mergers or consolidations, the awards will become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions will lapse, only if and to the extent the awards are not converted, assumed or replaced by a successor company.

•	Awards that are subject to vesting based on the achievement of performance goals will be payable in accordance with the terms of the instrument evidencing the award.

•	In the event of certain reorganizations, mergers or consolidations, the committee may in its discretion instead provide that a participant’s outstanding awards will be cashed out.

Definition of Change of Control. Unless the committee determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written employment, services or other agreement between a participant and us, a change of control of Planar generally means the occurrence of any of the following events:

•	an acquisition by any individual, entity or group of beneficial ownership of 30% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of Planar entitled to vote generally in the election of directors (excluding generally any acquisition directly from Planar, any acquisition by Planar, any acquisition by any employee benefit plan of Planar or an affiliate, or the completion of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of Planar’s assets pursuant to which specific requirements are met); or

•	completion of specified reorganizations, mergers or consolidations, other disposition of all of the outstanding voting securities of Planar, or disposition of all or substantially all of the assets of Planar.

Amendment and Termination

The board of directors or the committee may amend the 2015 Plan, except that if any applicable statute, rule or regulation requires stockholder approval for an amendment to the 2015 Plan, then to the extent so required, stockholder approval will be obtained. The board or the committee may also suspend or terminate all or any portion of the 2015 Plan at any time, but any suspension or termination may not, without a participant’s consent, materially adversely affect any rights under any outstanding award. Unless sooner terminated by the board or committee, the 2015 Plan will terminate ten years after the date of stockholder approval of the 2015 Plan.

U.S. Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2015 Plan generally applicable to us and to participants in the 2015 Plan who are subject to U.S. federal taxes. The summary is based on the applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant generally will not recognize income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will recognize income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price.

Stock Appreciation Rights. A participant generally will not recognize income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards. Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.

Restricted Stock Awards. Upon receipt of a restricted stock award, a participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, a participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code. In general, a Section 83(b) election is made by filing a written notice with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

The tax treatment of a subsequent disposition of restricted stock will depend upon whether a participant has made a timely and proper Section 83(b) election. If a participant makes a timely and proper Section 83(b) election, when the participant sells the restricted shares, the participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant receives from the sale and the tax basis of the shares sold. If no Section 83(b) election is made, any disposition after the restriction lapses generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, the participant paid for the shares plus the amount of taxable ordinary income recognized either at the time the restrictions lapsed or at the time of the Section 83(b) election, if an election was made. If a participant has to forfeit the shares to us (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction for the amount of compensation income recognized as a result of making the Section 83(b) election, and the participant generally will have a capital loss equal to the amount, if any, paid for the shares.

Restricted Stock Units. A participant generally will not recognize income at the time a stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares, cash or property the participant receives.

Performance Shares and Performance Units. A participant generally will not recognize income upon the grant of performance shares or performance units. Upon the distribution of cash, shares or other property to the participant pursuant to the terms of the performance shares or units, the participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid by the participant with respect to the performance shares or units.

Tax Consequences to Planar. In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2015 Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Code Section 162(m). Under Code Section 162(m), we are generally prohibited from deducting compensation paid to “covered employees” in excess of $1,000,000 per person in any year. “Covered employees” are defined as the principal executive officer and any one of the three highest paid executive officers (other than the principal executive officer or the principal financial officer) as of the close of the applicable taxable year. Compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. In general, one of the requirements that must be satisfied to qualify as performance-based compensation under Code Section 162(m) is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our stockholders. Accordingly, stockholder approval of the 2015 Plan is necessary to ensure that we have the ability to exclude taxable compensation attributable to stock options, stock appreciation rights and performance-based awards under the 2015 Plan that are intended to qualify as “qualified performance-based compensation” under Code Section 162(m) from the limits on tax deductibility imposed by Section 162(m).

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2015 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2015 Plan until all tax withholding obligations are satisfied.

Plan Benefits

All awards to employees, officers, directors and consultants under the 2015 Plan are made at the discretion of the committee. Therefore, the benefits and amounts that will be received or allocated under the 2015 Plan are not determinable at this time. However, please refer to the description of grants made to our named executive officers in the last fiscal year described under “Executive Compensation-Elements of Executive Compensation- Multi-Year Equity Incentive Compensation: Fiscal 2014 Long-Term Incentive Plan.” Grants made to our non-employee directors in the last fiscal year are described in “Director Compensation.” The closing price of our common stock, as reported on the NASDAQ Stock Market on December 30, 2014, was $8.56 per share.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF THE PLANAR SYSTEMS, INC. 2015 INCENTIVE PLAN.

PROPOSAL NO. 5

APPROVAL OF THE PLANAR SYSTEMS, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN

Our Board of Directors is seeking shareholder approval of the Planar Systems, Inc. 2015 Employee Stock Purchase Plan (the “ESPP”). The ESPP allows employees to purchase shares of our common stock at a discount using payroll deductions. Shareholder approval of the ESPP would entitle employees in the United States to receive special tax treatment provided by the Code.

The Board of Directors adopted the ESPP, upon recommendation of the Compensation Committee, subject to shareholder approval at the Annual Meeting. The ESPP provides for the issuance of up to 600,000 shares of common stock. A copy of the ESPP is attached to this Proxy Statement as Appendix C. The description below is a summary and not intended to be a complete description of the ESPP. Please read the ESPP for more detailed information.

Description of the Planar Systems, Inc. 2015 Employee Stock Purchase Plan

The purpose of the ESPP is to provide employees with an opportunity to purchase shares of common stock. The ESPP has two portions—one portion for employees in the United States and one portion for international employees.

The portion of the ESPP for employees in the United States is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of such portion of the ESPP, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

A total of 600,000 shares of common stock will be available for issuance and purchase under the ESPP. The number of shares of common stock available for issuance and purchase under the portion of the ESPP for United States employees will be 600,000 shares of common stock less the number of shares of common stock used for the employee stock purchase programs for employees outside the United States. If any purchase right terminates for any reason without having been exercised, the shares of common stock not purchased under such purchase right shall again become available for the ESPP.

The ESPP will be administered by the Compensation Committee of our Board of Directors or any other committee appointed by the Board of Directors to administer the ESPP. References to the “committee” below are, as applicable, to the Compensation Committee or other committee appointed by the Board .The committee has the full and exclusive discretionary authority to construe and interpret the ESPP and the rights granted under it, to designate from time-to-time which of our subsidiaries will participate in the ESPP, to establish offering and purchase periods under the ESPP, to establish rules and regulations for the administration of the ESPP, and to amend the ESPP to satisfy applicable laws, to obtain any exemption under such laws or to reduce or eliminate any unfavorable legal, accounting or other consequences. The committee also may adopt special rules for employees of our international subsidiaries to conform to the particular laws and practices of the countries in which such employees reside.

Eligibility. Generally, all employees whose customary employment is for more than 20 hours per week and whose customary employment is for more than 5 months in any calendar year are eligible to participate in the ESPP. Employees of designated subsidiaries outside the United States may have different eligibility requirements as determined appropriate by the committee, for example, to accommodate local requirements and practices. However, any employee who would own or have options to acquire 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary is excluded from participating in the ESPP. As of December 30, 2014, there would have been approximately 252 employees eligible to participate in the ESPP.

Purchase of Shares of Common Stock. Pursuant to procedures established by the committee, eligible employees may elect to have a portion of their compensation used to purchase shares of common stock. Purchase periods are established and purchases of shares of common stock are made on the last trading day of the purchase period with compensation amounts withheld from employees during the purchase period. Pursuant to procedures established by the committee, employees may withdraw with respect to a future purchase period. If an employee withdraws from a future purchase period, such employee may not recommence withholding of compensation for the purchase of shares of common stock until the following purchase period.

On each purchase date (the last trading day of each purchase period), any amounts withheld from an employee’s compensation during the applicable purchase period for purposes of the ESPP will be used to purchase the greatest number of whole shares of common stock that can be purchased with such amounts. The purchase price for a share of common stock will be the lesser of (i) 85% of the fair market value of a share of common stock on the first trading day of the purchase period and (ii) 85% of the fair market value of a share of common stock on the purchase date, unless the committee determines a higher percentage. For purposes of the ESPP, “fair market value” generally means the closing sales price of a share of common stock for the day. As of December 30, 2014, the closing sales price of a share of our common stock as reported on the NASDAQ Stock Market was $8.56 per share.

The Code limits the aggregate fair market value of the shares of common stock (determined as of the beginning of the purchase period) that any employee in the United States may purchase under the ESPP during any calendar year to $25,000. In addition, an employee may purchase a maximum number of shares determined by dividing $25,000 by the fair market value of the shares on the first day of the applicable offering period and the committee may further limit the number of shares that an employee may purchase in any purchase period. Employees in the United States must notify us if shares of common stock are disposed of in a disposition that does not satisfy the holding period requirements of Section 423 of the Code (generally, as discussed below, two years from the beginning of the applicable purchase period).

We will pay the administrative costs associated with the operation of the ESPP. The employees will pay any brokerage commissions that result from their sales of shares of common stock.

We may deduct or withhold or require employees to pay to us any federal, state, local and other taxes we are required to withhold with respect to any event arising as a result of the ESPP. We may also deduct those amounts from the employees’ wages or compensation.

Effect of Certain Corporate Events

The ESPP provides for adjustment of the number of shares of common stock which may be granted under the ESPP as well as the purchase price per share of common stock and the number of shares of common stock covered by each purchase right for any increase or decrease in the number of shares of common stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the common stock or recapitalization, reorganization, consolidation, split-up, spin-off or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by us.

In the event of any corporate transaction, the committee may make such adjustments as it deems appropriate to prevent dilution or enlargement of rights in the ESPP, in the number, class of or price of shares of common stock available for purchase under the ESPP and in the number of shares of common stock which an employee is entitled to purchase and any other adjustments it deems appropriate. In the event of any such transaction, the committee may elect to have the purchase rights under the ESPP assumed or such purchase rights substituted by a successor entity, to set an earlier purchase date, prior to the consummation of such corporate transaction, to terminate all outstanding purchase rights either prior to their expiration or upon completion of the purchase of shares of common stock on the next purchase date, or to take such other action deemed appropriate by the committee.

Amendment or Termination. The Board of Directors may amend the ESPP at any time, provided such amendment does not cause rights issued under the portion of the ESPP for United States employees to fail to meet the requirements of Section 423 of the Code. Moreover, any amendment for which shareholder approval is required under Section 423 of the Code or any securities exchange on which the shares are traded must be submitted to the shareholders for approval. The Board of Directors may suspend or terminate the ESPP at any time.

U.S. Federal Income Tax Consequences. The following discussion is only a brief summary of the United States federal income tax consequences to us and our employees under the portion of the ESPP applicable to employees in the United States. It is based on the Code as in effect as of the date of this Proxy Statement. The discussion relates only to United States federal income tax treatment; state, local, foreign, estate, gift and other tax consequences are not discussed. The summary is not intended to be a complete analysis or discussion of all potential tax consequences.

The amounts deducted from an employee’s pay pursuant to the ESPP will be included in the employee’s compensation and be subject to federal income and employment tax. Generally, no additional income will be recognized by the employee either at the beginning of the purchase period when purchase rights are granted pursuant to the ESPP or at the time the employee purchases shares of common stock pursuant to the ESPP.

If the shares of common stock are disposed of at least two years after the first day of the purchase period to which the shares of common stock relate and at least one year after the shares of common stock were acquired under the ESPP (the “holding period”), or if the employee dies while holding the shares of common stock, the employee (or in the case of the employee’s death, the employee’s estate) will recognize ordinary income in the year of disposition or death in an amount equal to the lesser of (a) the excess of the fair market value of the shares of common stock on the first trading day of the purchase period over the purchase price of the share of common stock, or (b) the excess of fair market value of the shares of common stock at the time of such disposition over the purchase price of the shares of common stock.

If the shares of common stock are sold or disposed of (including by way of most gifts) before the expiration of the holding period, the employee will recognize ordinary income in the year of sale or disposition in an amount equal to the excess of the sales price over the purchase price. Even if the shares of common stock are sold for less than their fair market value on the purchase date, the same amount of ordinary income is included in income.

In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares of common stock and the employee’s tax basis in the shares of common stock (generally, the amount the employee paid for the shares of common stock plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares of common stock will be long-term capital gain or loss if the employee’s holding period for the shares of common stock exceeds one year. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

If the employee disposes of shares of common stock purchased pursuant to the ESPP after the holding period, we will not be entitled to any federal income tax deduction with respect to the shares of common stock issued under the ESPP. If the employee disposes of such shares of common stock prior to the expiration of the holding period, we generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

New Plan Benefits. Participation in the ESPP is entirely within the discretion of the eligible employees. Because we cannot presently determine the participation levels by employees, the rate of contributions by employees and the eventual purchase price under the ESPP, it is not possible to determine the value of benefits which may be obtained by executive officers and other employees under the ESPP. Nonemployee directors are not eligible to participate in the ESPP.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF THE PLANAR SYSTEMS, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 6

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected by the Audit Committee to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2015. KPMG LLP has served as the Company’s independent auditors since 1983. Although Planar is not required to seek shareholder approval of this appointment, the Board of Directors believes it to be sound corporate governance to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and will reconsider the appointment in future periods. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended September 26, 2014 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $420,000. Fees billed by KPMG LLP for those services for the fiscal year ended September 27, 2013 were $433,000.

Tax Fees. The aggregate fees billed by KPMG LLP for professional services for tax compliance, tax advice, tax planning and fees relating to federal, state, local and international tax filings were $100,000 for the fiscal year ended September 26, 2014. The aggregate fees billed for tax compliance, tax advice and tax planning were $120,000 for the fiscal year ended September 27, 2013.

All Other Fees. The aggregate fees billed by KPMG LLP for services other than as described above under “Audit Fees” and “Tax Fees” were $20,000 for the fiscal year ended September 26, 2014. KPMG LLP billed no additional fees for services other than as described above under “Audit Fees” and “Tax Fees” for the fiscal year ended September 27, 2013.

All services to be provided by KPMG LLP are required to be approved by the Audit Committee, in advance. The audit and audit-related services are approved annually. These services include, but are not limited to, the annual financial statement audit, statutory audits of certain foreign subsidiaries and reviews of consolidated quarterly results as reported on Form 10-Q. With respect to services for other than audit and audit related services, at least annually, the independent auditor submits to the Audit Committee, for its approval, anticipated engagements for the ensuing year, at the time the Audit Committee reviews and approves the annual audit engagement. In conjunction with the Audit Committee’s regularly scheduled meetings, the independent auditor presents to the Audit Committee for pre-approval any proposed engagements not previously reviewed and approved. In the event that an audit or non-audit service requires approval prior to the next regularly scheduled meeting of the Audit Committee, the auditor must contact the Chair of the Audit Committee to obtain such approval. The approval must be reported to the Audit Committee at its next regularly scheduled meeting.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF KPMG LLP AS PLANAR’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 25, 2015. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR RATIFICATION OF SUCH APPOINTMENT UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

PROPOSAL NO. 7

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”) and related SEC regulations require the Company, as a public company, to give its shareholders the opportunity to vote (on an advisory basis) to approve the compensation of our executive officers. The vote is not intended to address any specific element of compensation, rather the vote relates to the overall compensation of our Chief Executive Officer and our two other most highly compensated officers in 2014 (the “Named Executive Officers” or “NEOs”) as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

The Company urges you to read the disclosure under “Executive Compensation,” which discusses how our compensation policies, practices and procedures implement our compensation philosophy. You should also read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of our Named Executive Officers. We have designed our executive compensation structure to attract, retain and motivate executives who can successfully execute our business strategy and to endeavor to align the interests of our executives with those of our shareholders. Our executive compensation program is designed to reward our Named Executive Officers for the achievement of short-term and longer-term business and operational goals intended to result in the achievement of increased total shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve the following resolution at the 2015 Annual Meeting of Shareholders:

RESOLVED, that the shareholders of Planar Systems, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement for the Company’s 2015 Annual Meeting of Shareholders.

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company, our Board or the Compensation Committee. The Company provides its shareholders with the opportunity to vote on the compensation of our executive officers every year. Accordingly, the next opportunity to vote will occur at the 2016 Annual Meeting of Shareholders.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT AND AS DESCRIBED BELOW UNDER THE HEADING “EXECUTIVE COMPENSATION” PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE EXCHANGE ACT.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to the executive officers of the Company as of January 1, 2015.

Name	Age	Position
Gerald K. Perkel	59	President and Chief Executive Officer
Stephen M. Going	51	Senior Vice President, General Counsel and Secretary
Ryan Gray	41	Vice President-Finance and Chief Financial Officer

Information concerning the principal occupation of Mr. Perkel is set forth under “Election of Directors.” Information concerning the principal occupation during at least the last five years of the executive officers of the Company who are not also directors of the Company is set forth below.

Stephen M. Going. Mr. Going joined Planar as Vice President, General Counsel and Secretary in March 2007, and was appointed Senior Vice President in October 2011. From September 2005 to March 2007, Mr. Going served as Vice President, General Counsel and Secretary of Merix Corporation. Mr. Going served as Vice President, General Counsel and Secretary of Merant PLC from March 2002 to June 2004. From August 2000 to March 2002, Mr. Going was a partner in the Portland, Oregon office of Perkins Coie LLP, a large international law firm and the Company’s outside legal counsel. Mr. Going has also been a Partner in the Portland, Oregon law firm Ater Wynne LLP. Mr. Going holds a BS in Business Administration with a concentration in Finance from Oregon State University and a Juris Doctor from the University of California, Los Angeles School of Law.

Ryan Gray. Mr. Gray has served as the Company’s Vice President-Finance and Chief Financial Officer since January 1, 2013. Since joining the Company in 2005, Mr. Gray has held various positions with the Company, including Director of Finance for worldwide operations, Corporate Treasurer, Vice President and Corporate Controller, and Vice President of Finance. Prior to joining Planar, Mr. Gray held significant financial planning and analysis, business partnering and treasury positions at Sequent Computer Systems, Radisys, Merant PLC and Tektronix. He has a BS in Finance from the University of Portland.

EXECUTIVE COMPENSATION

The Compensation Committee of the Company’s Board of Directors (the “Committee”), comprised of three independent directors, determined all aspects of the fiscal 2014 compensation arrangements for our Named Executive Officers—Gerald K. Perkel, the Company’s President and Chief Executive Officer, Stephen M. Going, the Company’s Senior Vice President, General Counsel and Secretary, and Ryan Gray, the Company’s Vice President-Finance and Chief Financial Officer. In order to provide some additional background and context for the discussion of fiscal 2014 executive compensation that follows, the Executive Summary set forth below highlights the Company’s business strategy and objectives, the Company’s performance and the important linkage between those matters and the determinations made with respect to, and the results under, the Company’s executive compensation arrangements.

Executive Summary—Overview

Background and Context: Recent History and Overview of Strategy. During the Company’s fiscal years 2006 and 2007, the Company pursued a strategy to enhance value through growth by reinvesting in the Company’s legacy Custom and Embedded business and by developing or acquiring a collection of business assets focused on addressing various non-commodity or specialty display markets. It was during this period that the Company completed the acquisitions of Clarity Visual Systems, Inc. and Runco International. Following these acquisitions, the Company’s balance sheet reflected a net debt position. In fiscal 2008, as the global financial and economic crisis started to become a reality, the Company began to focus on solidifying its balance sheet. Commencing in fiscal 2008 and continuing into fiscal 2010, the Company disposed of its medical display business, its digital signage software assets and certain other non-core properties and engaged in a variety of cost management actions including headcount reductions intended to drive lower operating cost levels, all of which resulted in the Company moving back to a positive net cash position. These actions positioned the Company to weather the worldwide economic crisis and continue serving its customers and developing its capabilities to address specialty display markets. During fiscal 2010, the Company commenced a process to reevaluate its business operations and develop a strategy intended to drive longer-term revenue growth and higher profit levels along with significant enhancement of shareholder value over a five-year time frame. As a result, in the third quarter of fiscal 2011, the Company adopted a strategic plan for corporate growth (the “Strategic Operating Plan” or the “Operating Strategy”). The thrust of the Company’s Operating Strategy was to drive revenue and profit expansion by focusing on product markets with higher growth potential, which are primarily the markets for digital signage products, by allocating additional resources to our sales and marketing efforts with respect to such growth products and by continuing to deemphasize slower-growing product categories. Since its initial adoption, the Company has continued to refine the Operating Strategy to further enhance its focus on higher growth product markets including by redeploying resources away from lower-growth product categories to its growth products. As a part of the actions taken to focus on higher growth markets, during Fiscal 2013 the Company completed the sale of the assets associated with its electroluminescent (or “EL”) products business.

Fiscal 2014 Objectives and Performance Plans. Planning for and executing the Company’s strategy to transform its business operations through profitable growth is challenging due to the need to manage the contraction, harvest and/or disposition of lower-growth product categories simultaneously with managing the investment in and expansion of other higher-growth categories. Evaluating performance in such a business transformation is also challenging because many common aggregate or company-wide performance metrics are less useful given the divergent approaches among the various product categories. Notwithstanding these difficulties, the Committee has endeavored to emphasize performance metrics that maintain a strong linkage between performance in executing the strategy, particularly through continued growth of strategic product categories, profit expansion and better working capital management, and compensation levels. The Committee selected two metrics (non-GAAP operating income before taxes and quarterly inventory turns) for use in connection with the Company’s fiscal 2014 Annual Performance Incentive Plan (or “APIP”)—which is the Company’s annual variable cash pay program. In addition, in fiscal 2014 the Committee linked vesting of equity awards under the Company’s fiscal 2014 Long Term Incentive Plan (or “LTIP”)—which is the Company’s multi-

year performance-based equity compensation plan—with growth in digital signage product revenue and profitability, expressed as cumulative non-GAAP operating income before taxes.

Review of Pay-for-Performance Relationship in Fiscal 2014. The compensation programs adopted by the Compensation Committee for fiscal 2014 were intended to align compensation levels with successful continuing execution of the multi-year Operating Strategy by measuring the Company’s success in achieving profitable revenue growth in the Company’s higher-growth product markets, improving profitability and improving the Company’s working capital management. During fiscal 2014 the Company made substantial progress with respect to the execution of its Operating Strategy. The Company improved its non-GAAP net income in fiscal 2014 by approximately $5.4 million from fiscal 2013 to achieve income per share, on a non-GAAP basis, of $0.27 for fiscal 2014 compared with $0.02 in fiscal 2013. In addition, sales of digital signage products, the growth of which is central to the Company’s Operating Strategy, increased to $84.5 million for fiscal 2014, representing an increase of 36% over fiscal 2013. Based on higher than planned levels of non-GAAP operating income before taxes for the fiscal year and better than planned inventory turns (the metric selected to measure improvements in working capital management) in the second half of the fiscal year, the annual payout level under the Company’s fiscal 2014 APIP was 104.2% of the annual targeted amount. The operation of the fiscal 2014 APIP once again reflected the Compensation Committee’s desire to align payout levels under variable compensation plans with the performance of the business as reflected by the chosen performance metrics. In the five prior fiscal years (fiscal 2009 through fiscal 2013), payouts under the Company’s APIP were, as a percentage of the on-target amount, 31%, 79%, 119%, 8%, and 36% respectively, and the APIP payout levels in each such fiscal year generally aligned with the Company’s level of performance in the business as measured against the performance metrics adopted in the APIP plans for those years. The equity awards granted under the fiscal 2014 LTIP were generally available to become vested or earned by measuring, at the end of each fiscal quarter over a three-fiscal-year period, the growth in digital signage products revenue relative to the corresponding period in the prior three fiscal years and the proportion of total non-GAAP operating income before taxes achieved relative to the planned results for the three-year period. Based upon the Company’s performance with respect to the two 2014 LTIP metrics, a number of shares equal to 29.7% of the total 2014 LTIP award as described below vested and were released to each of the Named Executive Officers.

Objectives With Respect to Executive Compensation

The key objectives considered by the Compensation Committee when making determinations with respect to the Company’s compensation plans and programs for the Company’s Named Executive Officers are to:

•	Align Incentives with the Business Strategy. The Compensation Committee endeavors to ensure that the Company’s compensation plans and programs drive behaviors that are consistent with execution of the Company’s business strategy.

•	Attract and Retain Talent. The Compensation Committee desires to ensure that the Company’s executive compensation plans and programs attract and motivate highly qualified and high performing executive officers and cause such persons to desire to continue devoting their talent to the Company.

•	Create a Pay-for-Performance Environment. Align the extent of executive earnings with the extent of demonstrated success achieving established goals and objectives.

•	Encourage Focus on Longer-Term Company-Wide Success. The Compensation Committee desires to continue its use of equity compensation tools to encourage the executives to maintain focus on fundamental improvement in the Company’s business operations enabling longer-term Company-wide growth that results in enhanced shareholder value.

Elements of Executive Compensation

In setting annual compensation for Named Executive Officers, the Compensation Committee reviews executive compensation survey data published by third parties and publicly available compensation information from SEC filings made by certain selected companies, and considers the Company’s desired market positioning with respect to each element separately as well as the value of the executive compensation program as a total package. The Compensation Committee strives to balance all of the compensation elements to arrive at what it believes is an appropriate and competitive compensation package that creates the desired incentives. For fiscal 2014 the Company’s executive compensation program consisted of five elements of compensation intended to reward and motivate executives in a manner consistent with the objectives stated above:

•	Base Salary;

•	Annual variable incentive cash compensation under the Company’s fiscal 2014 APIP;

•	Multi-year equity incentive compensation in the form of restricted stock unit awards that vest based on achievement of performance measures under the Company’s various annual LTIP programs;

•	Standard fringe benefits available to all other employees; and

•	Executive Perquisites

Base Salary. Base salary provides each NEO with a base level of income, and is paid on a bi-weekly schedule. The Compensation Committee’s base salary decisions for an individual Named Executive Officer take into account many factors, including the executive’s experience, the executive’s performance in the most recent fiscal year, the executive’s current role and responsibilities with the Company, careful reference to relevant market data derived from publicly available sources, including third party surveys and reports or, when engaged, an independent compensation consultant and the Compensation Committee’s view of the executive’s future potential to drive value creation with the Company. Based on the factors examined by the Compensation Committee, relatively modest market-based base salary increases were awarded to Mr. Perkel and Mr. Going for fiscal 2014. Mr. Gray’s base salary was increased more substantially in percentage terms based upon both the market and to reflect his increasing experience in the role of Chief Financial Officer.

Variable Cash Incentive Compensation: Fiscal 2014 Annual Performance Incentive Plan. In fiscal 2014 the Company provided the Named Executive Officers with the opportunity to earn annual incentive cash awards under an annual performance incentive plan called the Annual Performance Incentive Plan (or “APIP”). The APIP is intended to provide an incentive for members of senior management, including the Named Executive Officers, to drive achievement of the Company’s shorter-term objectives which are typically derived from the annual operating financial plan approved by the Board of Directors. The target amount of the annual performance cash award is established each year as a percentage of base salary based on evaluation of numerous factors including those used to establish base salary. Awards are made only to the extent the Company meets or exceeds performance objectives or metrics established by the Compensation Committee for the applicable plan period.

Based on the Company’s actual performance exceeding planned performance for the fiscal year (see “Review of Pay-for-Performance Relationship in fiscal 2014” above), the Named Executive Officers earned 104.2% of their annual targeted incentive pay.

Total Cash Compensation. For fiscal 2014, a significant portion of the Named Executive Officers’ total target cash compensation was based on the achievement of the goals set in the APIP plan, and therefore “at risk.” In fiscal year 2014 each Named Executive Officer’s APIP opportunity as a percentage of the total cash compensation opportunity was as follows:

Officer	FY 2014 Target APIP as a Percent of Total Target Cash Compensation
Gerald K. Perkel	55.6%
Stephen M. Going	37.5%
Ryan Gray	37.5%

Set forth below for each of the Named Executive Officers is the fiscal year 2014 base salary, the target incentive percentage shown below as a percentage of base salary, the total target cash compensation level for fiscal year 2014 and the amount of cash compensation actually paid during fiscal year 2014 as a percentage of total target cash compensation:

Officer	FY 2014 Base Salary (1)	APIP Target as a Percent of Base Salary	Total Target Cash Compensation	Actual FY 2014 Total Cash Compensation Received (as a Percent of Total Target Cash)
Gerald K. Perkel	$495,000	125%	$1,113,750	102.3%
Stephen M. Going	$263,750	60%	$422,000	101.6%
Ryan Gray	$260,000	60%	$416,000	101.6%

(1)	Please see the Summary Compensation Table for the amount of base salary actually earned by each NEO in fiscal 2014.

Multi-Year Equity Incentive Compensation: Fiscal 2014 Long-Term Incentive Plan. The Company has, over its history, used several forms of equity compensation including stock options, tenure-based restricted stock grants and performance-based restricted stock unit grants. However, in recent years the Compensation Committee has elected to use solely performance-based restricted stock unit grants when granting long-term incentive equity to NEOs. In fiscal 2014, the NEOs were awarded performance-based restricted stock units that vest based on the progress toward achievement, measured at the end of each fiscal quarter during the three-year period from the beginning of fiscal 2014 through fiscal 2016, of the growth in digital signage products revenue and non-GAAP operating income before taxes (a measure of Company profitability).

The following table shows the number of shares of Company common stock that may be earned by each Named Executive Officer upon the vesting of restricted stock units granted under the fiscal 2014 LTIP:

Executive Officer	Targeted Shares
Gerald K. Perkel	290,000
Stephen M. Going	90,000
Ryan Gray	100,000

Standard Employee Benefits. The Compensation Committee also establishes benefit programs based on assessment of competitive market factors, affordability to the Company and a determination of what is required to attract and retain talented personnel. Primary fringe benefits available to all employees, including executive officers, include general health, dental and vision plans, 401(k) savings plan and various insurance plans, including disability and life insurance. The Named Executive Officers are eligible to participate in these plans on the same terms and conditions as all other eligible employees, including payment of a portion of the cost of such benefits.

Executive Perquisites. We provide to our President and Chief Executive Officer perquisites that are not provided to other employees. These perquisites resulted from the negotiation of the terms of Mr. Perkel’s employment prior to the commencement of his employment with the Company and constitute a very small percentage of his total compensation. The Compensation Committee conducts an annual review of these non-standard perquisites. For more information regarding these non-standard perquisites, see footnote 4 to the fiscal 2014 Summary Compensation Table.

Executive Compensation Methodology and Processes

Independent Review and Approval. The Compensation Committee, comprised of three directors, each of whom is an independent director who is not an employee of, or has any material business relationship with, the Company or its subsidiaries, makes all determinations with respect to the compensation of Named Executive

Officers. The Compensation Committee evaluates the performance of the Company’s Chief Executive Officer (“CEO”) in relation to established goals and objectives. Compensation of the CEO is established by the Compensation Committee after consultation with the Board of Directors. The Company’s CEO plays a role in establishing the compensation of the other NEOs. The CEO presents an annual performance evaluation with respect to the other NEOs and presents recommendations to the Compensation Committee regarding compensation for the other NEOs. As noted above, the Compensation Committee has the ultimate authority to establish the compensation of all NEOs although the full Board does review all compensation determinations with respect to the NEOs. The Compensation Committee exercises its independent judgment when approving executive compensation and does not delegate any substantive responsibilities relating to approval of the compensation of the NEOs. As such, the Compensation Committee has complete discretion to accept, reject, or modify any compensation recommendations made by the CEO with respect to other NEOs.

The Role of Expert Compensation Consultants to the Compensation Committee. In addition to its annual evaluation of third-party compensation survey data and other publicly reported compensation information, it has been the practice of the Compensation Committee to engage a compensation consultant periodically to review and evaluate the Company’s executive compensation programs and practices. In general, the Compensation Committee’s determination to engage a compensation consultant results primarily from its desire to have a third party expert:

•	Analyze the structure and levels of compensation provided by the Company’s various compensation programs as compared to published compensation survey data;

•	Evaluate the extent to which the Company’s compensation plans and arrangements have operated in a manner and yielded results consistent with the market positioning determinations made by the Compensation Committee;

•	Evaluate the strength of the linkage between compensation levels and Company performance metrics;

•	Evaluate the Company’s existing severance and change of control agreements and arrangements in light of the Company’s particular circumstances, prevailing market practices and current governance best practices; and

•	Offer recommendations for enhancements to the Company’s compensation-related corporate governance practices.

The Committee last engaged a compensation consultant when Mercer was engaged to review the Company’s executive compensation programs in a manner consistent with the foregoing general description to aid the Compensation Committee in reaching determinations with respect to the fiscal 2012 executive compensation program. Representatives of Mercer met with the Chair of the Compensation Committee and certain members of management to gather background information with respect to the Company, its business strategy and its compensation programs and practices. Mercer attended a meeting of the Compensation Committee and presented findings based on its review and analysis of the Company’s executive compensation plans and arrangements.

Fiscal 2014 Summary Compensation Table

The following table sets forth information regarding compensation for the Company’s Named Executive Officers for fiscal years 2014 and 2013. All numbers are rounded to the nearest dollar.

Name	Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Gerald Perkel,	2014	$495,000	$594,500	$644,706	$26,910	$1,761,116
President and Chief Executive Officer (4)	2013	$482,023	$441,600	$218,112	$33,569	$1,175,304

Stephen M. Going,	2014	$263,750	$184,500	$164,888	$10,400	$623,538
Senior Vice President, General Counsel and Secretary	2013	$256,345	$124,200	$55,688	$10,200	$446,433

Ryan Gray	2014	$260,495	$205,000	$162,545	$10,400	$638,440
Vice President-Finance and Chief Financial Officer	2013	$246,557	$94,500	$44,732	$10,200	$395,989

(1)	Represents the aggregate grant date fair value calculated under Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation-Stock Compensation” (“ASC Topic 718”), excluding the effect of any estimated forfeitures, in the applicable fiscal year with respect to performance-based restricted stock unit awards granted in fiscal years 2014 and 2013. Although 100% of the grant date fair value is included in the table above in the year in which the restricted stock unit award was made, these awards are subject to vesting over a period of up to five years based upon the achievement of certain financial measures. The valuation assumptions for our restricted stock unit grants are described in Note 8 and Note 9 to the financial statements included in the Annual Report on Form 10-K for the years ended September 26, 2014 and September 27, 2013, respectively.
(2)	Unless otherwise noted, all amounts listed under the Non-Equity Incentive Plan Compensation consist of amounts earned under our fiscal 2014 and 2013 Annual Performance Incentive Plans.
(3)	Except as otherwise described in the footnotes below, the amounts set forth under All Other Compensation represent matching amounts contributed on behalf of the Named Executive Officer to the Company sponsored 401(k) employee savings plan covering all the Company’s U.S. employees.
(4)	The amount set forth for Mr. Perkel under All Other Compensation for fiscal 2014 includes $10,400 of 401(k) matching contributions, $15,500 for financial planning and tax services and $1,010 for supplemental life insurance premiums. The amount set forth for Mr. Perkel under All Other Compensation for fiscal 2013 includes $10,200 of 401(k) matching contributions, $21,350 for financial planning and tax services, and $2,019 for supplemental life insurance premiums.

Outstanding Equity Awards At 2014 Fiscal Year End

The following table provides information regarding the number and estimated value of outstanding stock options and unvested stock awards held by each of the Named Executive Officers at September 26, 2014.

		Option Awards					Stock Awards
	Grant Date	Number of Securities underlying Unexercised Options: Exercisable		Number of Securities underlying Unexercised Options: Unexercisable	Option exercise price	Option expiration date	Equity Incentive Plan Awards: Number of unearned shares or units unvested (3)	Equity Incentive Plan Awards: Value of unearned shares or units unvested
Gerald K. Perkel	9/26/05	240,000	(1)	—	$7.85	9/26/15
	9/27/10						51,877	192,464
	10/1/11						132,914	493,111
	10/24/12						197,566	732,970
	11/17/13						238,807	885,974
Stephen M. Going	9/27/10						14,587	54,118
	10/1/11						37,382	138,687
	10/24/12						55,556	206,113
	11/7/13						74,113	274,959
Ryan Gray	12/26/05	10,000	(2)	—	8.33	12/26/15
	9/30/11						10,383	38,521
	12/18/12						43,239	160,417
	11/7/13						82,347	305,507

(1)	Options vested over 4 years, 25% on first anniversary, and 6.25% on the last day of each fiscal quarter thereafter. Options have a 10 year term.
(2)	Options vested over 2 years, 50% on the first anniversary and 50% on the second anniversary. Options have a 10-year term.
(3)	Shares vest based on the achievement of certain performance metrics for various terms which can extend up to five fiscal years including the fiscal year for which the award was made.

Employment Agreements

The Company and Gerald Perkel have entered into an Executive Employment Agreement dated and effective as of September 26, 2005, that was amended and restated effective December 31, 2008 (“Employment Agreement”). The Employment Agreement had an initial term ending September 26, 2008, and provides that on each anniversary thereafter, the term of the Employment Agreement will be automatically extended by one additional year, unless either party gives 90 days prior written notice that the term of the Employment Agreement will not be so extended. If a “Change in Control” (as defined in the Employment Agreement) occurs during the term of the Employment Agreement, the Employment Agreement will continue in effect until two years after the Change in Control.

Pursuant to the Employment Agreement, in fiscal 2014 Mr. Perkel was paid a base salary of $495,000 per year and has an annual cash bonus target of 125% of his base salary. Mr. Perkel is entitled to receive such insurance and employment benefits as are available to other executive officers of the Company, plus certain additional financial planning, tax services, and life insurance benefits.

If Mr. Perkel’s employment is terminated by the Company for “Cause” (as defined in the Employment Agreement) or if Mr. Perkel terminates his employment with the Company without “Good Reason” (as defined in the Employment Agreement), Mr. Perkel would be paid the amount of his base salary and annual bonus earned and payable through the effective date of such termination, together with any other compensation or benefits that have been earned but not yet paid to him.

If (a) the Company terminates Mr. Perkel’s employment other than for Cause or (b) Mr. Perkel terminates his employment for Good Reason, or (c) the Company notifies Mr. Perkel that the term of his Employment Agreement will not be extended, and any of these are not in connection with a change in control, he will be entitled to receive the following:

•	For a period of twenty-four (24) months following the effective date of his termination, the Company shall continue to pay Mr. Perkel his then current base salary, payable according to the Company’s normal payroll practices;

•	If Mr. Perkel elects to continue his group health benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will reimburse Mr. Perkel for the premiums paid by him for his COBRA continuation coverage (for himself and his dependents, if applicable) for a period of up to eighteen (18) months following the effective date of termination;

•	Subject to the Company’s ability to obtain such coverage under its group health plans and Mr. Perkel’s eligibility under the Company’s group health plans and following exhaustion of any applicable COBRA continuation periods, Mr. Perkel may continue his group health plans (medical, dental and vision) coverage for himself only, at his expense from the date he would otherwise lose coverage until he reaches age 65;

•	The Company will pay the premiums to continue basic life, supplemental life and disability insurance coverage maintained by Mr. Perkel through the Company (or, if the terms of such plans do not permit coverage of a former employee, the Company will pay the premiums for insurance providing substantially the same coverage) for a period of eighteen (18) months following the effective date of termination; and

•	Full vesting of Mr. Perkel’s then-outstanding equity awards that would, by their terms, vest within twelve months of the effective date of termination, including one-third of all unvested or unearned restricted stock performance share grants (Long Term Incentive Plan equity grants).

If (a) the Company terminates Mr. Perkel’s employment other than for Cause or (b) Mr. Perkel terminates his employment for Good Reason, or (c) the Company notifies Mr. Perkel that the term of his Employment Agreement will not be extended, and any of these occur within twenty-four (24) months after a change in control of the Company, or if Mr. Perkel is terminated and a Change in Control occurs within ninety (90) days following his termination, Mr. Perkel will be entitled to receive the following:

•	A single payment equal to the higher of two times his annual base salary in effect just prior to the notice of termination or his base salary in effect immediately prior to the Change in Control, plus two times the higher of his target incentive for the year in which the notice of termination is given or his target incentive for the year in which the Change in Control occurs;

•	If Mr. Perkel elects to continue his group health benefits under COBRA, the Company will reimburse Mr. Perkel for the premiums paid by him for his COBRA continuation coverage (for himself and his dependents, if applicable) for a period of up to eighteen (18) months following the effective date of termination;

•	Subject to the Company’s ability to obtain such coverage under its group health plans and Mr. Perkel’s eligibility under the Company’s group health plans and following exhaustion of any applicable COBRA continuation periods, Mr. Perkel may continue his group health plans (medical, dental and vision) coverage for himself only, at his expense from the date he would otherwise lose coverage until he reaches age 65;

•	The Company will pay the premiums to continue basic life, supplemental life and disability insurance coverage maintained by Mr. Perkel through the Company (or, if the terms of such plans do not permit coverage of a former employee, the Company will pay the premiums for insurance providing substantially the same coverage) for a period of twenty four (24) months following the effective date of termination; and

•	Full vesting of Mr. Perkel’s then-outstanding equity awards including all unvested or unearned restricted stock performance share grants (Long Term Incentive Plan equity grants).

In the event that Mr. Perkel’s employment is terminated as a result of his death or disability, the Company will (i) pay Mr. Perkel or his estate all compensation and benefits that have been earned but not yet paid, plus an amount equal to 18 months’ base salary; (ii) provide Mr. Perkel and/or Mr. Perkel’s family with basic life, supplemental life, accident, medical and dental insurance benefits for a period of 18 months after termination; and (iii) accelerate the vesting of all outstanding stock options and stock grants (except certain stock grants with performance-based vesting) that would, by their terms, vest within 18 months after the date of termination of employment, including one-half of all unvested or unearned restricted stock performance share grants (Long Term Incentive Plan equity grants).

Other Agreements

Stephen M. Going. The Company has entered into an Amended and Restated Executive Severance Agreement (the “Agreement”) with Stephen M. Going. The Agreement is for a term ending on October 1, 2008, provided that on that date and each anniversary thereafter, the term of the Agreement will be automatically extended by one additional year unless either party gives 90 days prior written notice that the term of an Agreement will not be so extended. If a “Change in Control” (as defined in the Agreement) occurs during the term of Agreement, the Agreement will continue in effect until two years after the Change in Control.

Under the Agreement between the Company and Mr. Going, (a) if the Company terminates his employment other than for “Cause” (as defined in the Agreement) or (b) if the Company notifies Mr. Going that the term of his Agreement will not be extended, and either of these are not in connection with a Change in Control, he will be entitled to receive the following:

•	For a period of twelve (12) months following the effective date of his termination, the Company shall continue to pay Mr. Going his then current base salary, payable according to the Company’s normal payroll practices;

•	If Mr. Going elects to continue his group health benefits under COBRA, the Company will reimburse Mr. Going for the premiums paid by him for his COBRA continuation coverage for a period of up to eighteen (18) months following the effective date of termination;

•	The Company will make available to Mr. Going for a period of twelve (12) months after termination outplacement services in an outplacement program and with a provider selected by the Company.

If (a) the Company terminates Mr. Going’s employment without Cause, or (b) Mr. Going terminates his employment for Good Reason, or (c) the Company notifies Mr. Going that the term of his Agreement will not be extended, and any of these occur within twenty-four (24) months after a change in control of the Company, or if Mr. Going is terminated and a Change in Control occurs within ninety (90) days following his termination, Mr. Going will be entitled to receive the following:

•	Each month for a period of twelve (12) months following the effective date of Mr. Going’s termination the Company will continue to pay his base salary in effect at the time of termination, plus one-twelfth of 100% of the targeted annual incentive for the year in which notice of termination is delivered, payable according to the Company’s normal payroll practices;

•	If Mr. Going elects to continue his group health benefits under COBRA, the Company will reimburse Mr. Going for the premiums paid by him for his COBRA continuation coverage (for himself and his dependents, if applicable) for a period of up to eighteen (18) months following the effective date of termination;

•	The Company will make available to Mr. Going for a period of twelve (12) months after termination outplacement services in an outplacement program and with a provider selected by the Company; and

•	All outstanding options to purchase stock of the Company (or any successor) held by Mr. Going that are subject to time-based vesting and all grants of restricted Company stock held by Mr. Going that are subject to time-based vesting shall become fully vested as of the effective date of his termination. Upon a Change in Control all performance based restricted shares are converted to time-based restricted stock and would become fully vested as of the date of termination.

Ryan Gray. On November 25, 2014, the Company entered into a Second Amended and Restated Key Employee Severance Agreement (the “Severance Agreement”) with Ryan Gray. Subject to certain exceptions described below, the Severance Agreement is for a term ending on March 1, 2016, provided that on that date and each anniversary thereafter, the term of the Agreement will be automatically extended by one additional year unless either party gives 90 days prior written notice that the term of an Agreement will not be so extended.

Under the terms of the Severance Agreement, (a) if the Company terminates Mr. Gray’s employment other than for “Cause” (as defined in the Severance Agreement) or (b) if the Company notifies Mr. Gray that the term of his Agreement will not be extended, in either case not in connection with a “Change in Control” (as defined in the Severance Agreement), he will be entitled to receive the following:

•	For a period of twelve (12) months following the effective date of his termination, the Company shall continue to pay Mr. Gray his then current base salary, payable according to the Company’s normal payroll practices;

•	If Mr. Gray elects to continue his group health benefits under COBRA, the Company will reimburse Mr. Gray for the premiums paid by him for his COBRA continuation coverage for a period of up to eighteen (18) months following the effective date of termination; and

•	The Company will make available to Mr. Gray for a period of twelve (12) months after termination outplacement services in an outplacement program and with a provider selected by the Company at a cost not to exceed $4,000.

If, on or prior to March 1, 2016 (the “Term of the Change in Control Benefits”), (a) Mr. Gray’s employment is terminated by the Company without “Cause” (as defined in the Severance Agreement) or (b) Mr. Gray terminates his employment for “Good Reason” (as defined in the Severance Agreement), or (c) the Company notifies Mr. Gray that the term of his Severance Agreement will not be extended, and any of these occur within twenty-four (24) months after a change in control of the Company, or if Mr. Gray is terminated and a change in control occurs within ninety (90) days following his termination, Mr. Gray will be entitled to receive the following:

•	Each month for a period of twelve (12) months following the effective date of Mr. Gray’s termination the Company will continue to pay his base salary in effect at the time of termination, plus one-twelfth of 100% of the targeted annual incentive for the year in which notice of termination is delivered, payable according to the Company’s normal payroll practices;

•	The Company will make available to Mr. Gray for a period of twelve (12) months after termination outplacement services in an outplacement program and with a provider selected by the Company at a cost not to exceed $4,000;

•	If Mr. Gray elects to continue his group health benefits under COBRA, the Company will reimburse Mr. Gray for the premiums paid by him for his COBRA continuation coverage for a period of up to eighteen (18) months following the effective date of termination; and

•	All outstanding options to purchase stock of the Company (or any successor) held by Mr. Gray that are subject to time-based vesting and all grants of restricted Company stock held by Mr. Gray that are subject to time-based vesting shall become fully vested as of the effective date of his termination. Upon a Change in Control all performance based restricted shares are converted to time-based restricted stock and would become fully vested as of the date of termination.

Unlike the basic term of the Severance Agreement, the Term of the Change in Control Benefits does not automatically extend for any additional period; provided, however, if a Change in Control occurs during the Term of the Change in Control Benefits, the term of the Severance Agreement (including the Term of the Change in Control Benefits) will continue in effect until two years after the Change in Control.

Limitations on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation paid by a public Company to its Chief Executive Officer and certain other highly compensated executive officers to $1.0 million in the year the compensation becomes taxable to the executive. There is an exception to the limit on deductibility for performance-based compensation that meets certain requirements.

The Company believes that it is important to preserve flexibility in administering compensation programs in a manner designed to attract, retain and reward high-performing executives or promote varying corporate goals. Accordingly, the Company has not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts paid under any of the Company’s compensation programs, including base salaries, annual performance incentive plan and restricted stock that vest over time may not qualify under the IRS rules as compensation excluded from the limitation on deductibility.

Equity Compensation Plan Information

The following table provides information with respect to the shares of Common Stock that may be issued under the Company’s existing equity compensation plans as of September 26, 2014. The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans assumed by the Company in connection with mergers and acquisitions of the companies which originally granted those options. Footnote 3 to the table sets forth the total number of shares of Common Stock issuable upon the exercise of those assumed options as of September 26, 2014, and the weighted average exercise price of those options.

	A	B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Shareholders (1)	61,338	$10.29	1,838,984
Equity Compensation Plans Not Approved by Shareholders (2)	459,249	$8.50	—
Total (3)	520,587	$8.71	1,838,984

(1)	Consists of the Company’s Amended and Restated 1993 Stock Option Plan for Nonemployee Directors, 1996 Stock Incentive Plan, 2004 Employee Stock Purchase Plan and 2009 Incentive Plan. As of September 26, 2014, there were 446,804 shares to be issued under the 2004 Employee Stock Purchase Plan, which expired on September 29, 2014.
(2)	Consists of the Company’s 1999 Nonqualified Stock Option Plan, the Company’s 2007 New Hire Incentive Plan and nonqualified stock options granted under individual inducement plans. All of these stock options have an exercise price equal to the fair market value of the Common Stock on the date the option was granted. All other options granted before fiscal year 2007 have a ten-year term and vested over a four-year period, with 25% vesting on the first anniversary of the date of grant and 6.25% vesting quarterly thereafter. Options granted in or after fiscal year 2007 have a seven-year term and vest over a three-year period, with one-third vesting on each of the first three anniversaries of the date of grant.
(3)

The table does not include information for equity compensation plans assumed by the Company in connection with acquisitions of the companies which originally established those plans. As of September 26,

2014, a total of 25,049 shares of Common Stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those outstanding options is $7.80 per share. No additional options may be granted under those plans.

The 1999 Nonqualified Stock Option Plan. The 1999 Nonqualified Stock Option Plan (the “Nonqualified Plan”) was not approved by shareholders. No shares are available for future option grants under the Nonqualified Plan. Options were available for grant under the Nonqualified Plan to employees of the Company who were neither officers nor Directors at the time of grant. The Board of Directors authorized 1,565,000 shares of Common Stock for issuance under the Nonqualified Plan. All options were granted with an exercise price per share equal to the fair market value per share of Common Stock on the grant date. Each option is subject to vesting in installments over the optionee’s period of service with the Company. All options are non-statutory options under the federal tax law. As of September 26, 2014, options covering 97,749 shares of Common Stock were outstanding under the Nonqualified Plan and options covering zero shares had been exercised. As noted above, as of September 26, 2014, zero shares remained available for future option grants.

2007 New Hire Incentive Plan. The 2007 New Hire Incentive Plan (the “New Hire Incentive Plan”) was not approved by shareholders. No shares are available for future grants under the New Hire Incentive Plan. Options were available for grant under the New Hire Incentive Plan only as an inducement to employment to persons not previously employed by the Company (including employees hired in connection with a merger or acquisition) or rehired after a bona fide period of interruption of employment. The Board of Directors authorized 400,000 shares of Common Stock for issuance under the New Hire Incentive Plan. All options were granted with an exercise price per share equal to the fair market value per share of Common Stock on the grant date. Each option is subject to vesting in installments over the optionee’s period of service with the Company. All options are non-statutory options under the federal tax law. As of September 26, 2014, options covering 1,500 shares of Common Stock were outstanding under the New Hire Incentive Plan and, as noted above, zero shares remained available for future option grants.

2009 Incentive Plan. On November 20, 2009, the Company’s shareholders approved the Planar Systems, Inc. 2009 Incentive Plan (the “2009 Plan”). The 2009 Plan replaced the Company’s Amended and Restated 1993 Stock Incentive Plan for Nonemployee Directors, Clarity Visual Systems, Inc. 1995 Stock Incentive Plan, Clarity Visual Systems, Inc. Non-Qualified Stock Option Plan, 1996 Stock Incentive Plan, 1999 Nonqualified Stock Option Plan, 2007 New Hire Incentive Plan, and any individual inducement award, which are collectively referred to here as the “Prior Plans.” The 2009 Plan authorizes the issuance of 1,300,000 shares of the Company’s common stock. In addition, up to 2,963,375 shares subject to awards outstanding under the Prior Plans on the date the 2009 Plan was approved by the Company’s shareholders may become available for issuance under the 2009 Plan to the extent that these shares cease to be subject to the awards (such as by expiration, cancellation or forfeiture of the awards). In the fourth quarter of 2012, shareholders approved an amendment to the 2009 Plan, authorizing the issuance of an additional 1,700,000 shares of common stock. The maximum number of shares that may be issued under the 2009 Plan is 5,963,375 shares, including shares that may become available from the Prior Plans. The Company issued a total of 835,000 shares of restricted stock to employees in fiscal 2014.

DIRECTOR COMPENSATION

The Chairman of the Board receives an annual retainer of $60,000. Nonemployee directors of the Company, other than the Chairman, receive a $35,000 annual retainer. Audit Committee members receive an annual retainer of $12,000 and the Chair of the Audit Committee receives an additional annual retainer of $7,000. Compensation Committee members receive a $9,000 annual retainer, and the Chair of the Compensation Committee receives an additional annual retainer of $5,000. Governance Committee members receive an annual retainer of $5,000 and the Chair of the Governance Committee receives an additional annual retainer of $2,500. All retainers are paid quarterly in arrears. In fiscal year 2014, each nonemployee director also received 18,000 shares of restricted stock granted on February 27, 2014 that vest on the earlier of one year after the grant date or the date of the Company’s 2015 Annual Meeting of Shareholders. The closing price of the Company’s shares on the date of grant was $2.25 per share. Under certain circumstances, the nonemployee directors of the Company are reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings.

Fiscal 2014 Director Compensation Table

The table below summarizes the compensation paid to our nonemployee directors for the fiscal year ended September 26, 2014:

Director Name	Fees earned or paid in cash ($)	Restricted Stock awards ($) (1) (2)	Total ($)
J. Michael Gullard	$63,341	$40,500	$103,841
Harold Hughes	$31,599	$40,500	$72,099
Richard S. Hill	$48,192	$40,500	$88,692
Sam Khoury	$47,000	$40,500	$87,500
David Sandberg	$50,463	$40,500	$90,963
Gregory H. Turnbull	$64,504	$40,500	$105,004

(1)	Represents the grant date fair value calculated under ASC Topic 718, excluding the effect of any estimated forfeitures, with respect to shares of time-based restricted stock granted in fiscal year 2014.
(2)	The aggregate number of shares of unvested restricted stock outstanding as of September 26, 2014 for each nonemployee director was 18,000. The aggregate number of stock options outstanding as of September 26, 2014 for each nonemployee director was as follows: Mr. Gullard—16,000; Mr. Hughes—0; Mr. Hill—0; Mr. Khoury—0; Mr. Sandberg—0; Mr. Turnbull—35,338.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since September 28, 2012, there has not been any transaction or series of transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer or holder of more than 5% of the Company’s common stock, or members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation arrangements with the Company’s executive officers and directors, all on terms described under “Executive Compensation” above. The Audit Committee is responsible for the review and approval of all related party transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons also are required to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such reports received by it with respect to fiscal year 2014 and on written representations from certain reporting persons, the Company believes that all Section 16(a) transactions were reported on a timely basis in fiscal year 2014.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of three directors who are considered independent under applicable SEC and NASDAQ Stock Market rules. The Audit Committee operates under a written charter. The primary purpose of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee annually appoints the Company’s independent registered public accounting firm.

Management is responsible for preparing the Company’s consolidated financial statements, including the system of internal controls, and for the preparation, presentation and integrity of the consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has:

•	reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm;

•	discussed with the independent registered public accounting firm the matters required to be discussed under the standards of the Public Company Accounting Oversight Board (Communication with Audit Committees);

•	received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence; and

•	discussed with KPMG LLP that the provision of non-audit services was compatible with KPMG LLP maintaining its independence.

Based on the above discussions and review with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 26, 2014 for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors.

AUDIT COMMITTEE

Harold Hughes, Chair

Sam Khoury

Gregory H. Turnbull

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Common Stock as of December 30, 2014 with respect to: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Named Executive Officers, and (iv) all directors and executive officers as a group. The address for each of our executive officers and our directors is 1195 N.W. Compton Drive, Beaverton, Oregon 97006. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the shares owned by them.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Outstanding
Royce & Associates, LLC (2)	2,070,299	9.33%
745 Fifth Avenue New York, NY 10151
Dimensional Fund Advisors LP (3)	1,484,448	6.69%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Renaissance Technologies LLC (4)	1,070,800	4.82%
800 Third Avenue
New York, NY 10022
Central Square Management LLC (5)	1,044,492	4.71%
Kelly Cardwell
27475 Ferry Road
Warrenville, IL 60555
Gerald K. Perkel (6)	991,894	4.47%
Stephen M. Going (7)	182,629	*
Ryan Gray (8)	119,413	*
J. Michael Gullard (9)	120,845	*
Richard S. Hill (10)	31,500	*
Harold Hughes (11)	18,000	*
Sam Khoury (12)	36,000	*
David Sandberg (13)	20,000	*
Gregory H. Turnbull (14)	202,412	*
Executive Officers and Directors as a group (9 persons) (15)	1,722,693	7.76%

*	less than one percent
(1)	The beneficial ownership percentage is calculated based on 22,193,741 shares of the Company’s common stock outstanding as of December 30, 2014. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting power and investment power with respect to shares. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from December 30, 2014 are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person, but not for the purpose of calculating the percentage of Common Stock owned by any other person.
(2)	This information as to beneficial ownership is based on a Schedule 13G/A filed by Royce & Associates, LLC (“Royce”) with the SEC on January 13, 2014. The Schedule 13G/A states that Royce is the beneficial owner of 2,070,299 shares of Common Stock, as to which it has sole voting power and sole dispositive power.
(3)	This information as to beneficial ownership is based on a Schedule 13G/A filed by Dimensional Fund Advisors Inc. (“Dimensional”) with the SEC on February 10, 2014. The Schedule 13G/A states that Dimensional is the beneficial owner of an aggregate of 1,484,448 shares of Common Stock, including 1,452,788 shares as to which it has sole voting power and 1,484,448 shares as to which it has sole dispositive power.

(4)	This information as to beneficial ownership is based on a Schedule 13G/A filed by Renaissance Technologies LLC (“Renaissance”) with the SEC on February 13, 2014. The Schedule 13G/A states that Renaissance is the beneficial owner of an aggregate of 1,070,800 shares of Common Stock, including 1,051,500 shares as to which it has sole voting power and 1,070,800 shares as to which it has sole dispositive power.
(5)	This information as to beneficial ownership is based on a Schedule 13G/A filed by Central Square Management LLC and Kelly Cardwell (the “Reporting Persons”) with the SEC on February 14, 2014. The Schedule 13G/A states that the Reporting Persons are the beneficial owner of an aggregate of 1,044,492 shares of Common Stock, as to which they have shared voting and dispositive power.
(6)	Shares of common stock beneficially owned by Mr. Perkel include 240,000 shares that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of December 30, 2014. This number does not include 836,204 shares issuable upon the vesting of performance-based restricted stock units that are subject to forfeiture.
(7)	Shares of common stock beneficially owned by Mr. Going does not include 241,101 shares issuable upon the vesting of performance-based restricted stock units that are subject to forfeiture.
(8)	Shares of common stock beneficially owned by Mr. Gray include 10,000 shares that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of December 30, 2014. This number does not include 231,225 shares issuable upon the vesting of performance-based restricted stock units that are subject to forfeiture.
(9)	Shares of common stock beneficially owned by Mr. Gullard include 16,000 shares that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of December 30, 2014, and 18,000 shares of restricted stock that will vest within 60 days of December 30, 2014.
(10)	Shares of Common Stock beneficially owned by Mr. Hill include 18,000 shares of restricted stock that will vest within 60 days of December 30, 2014.
(11)	Shares of Common Stock beneficially owned by Mr. Hughes include 18,000 shares of restricted stock that will vest within 60 days of December 30, 2014.
(12)	Shares of Common Stock beneficially owned by Mr. Khoury include 18,000 shares of restricted stock that will vest within 60 days of December 30, 2014.
(13)	Includes 1,000 shares of Common Stock held by The Red Oak Fund, LP (“Red Oak Fund”) and 1,000 shares of Common Stock held by Pinnacle Fund LLP (“Pinnacle”). Both Red Oak Fund and Pinnacle are affiliates of Red Oak Partners, LLC. David Sandberg is the managing member of Red Oak Partners, LLC and has sole power to dispose or to direct the disposition of all of the shares of Common Stock held by Red Oak Fund and Pinnacle and the power to vote or direct the vote of all such shares. Shares of Common Stock beneficially owned includes 18,000 shares of restricted stock beneficially owned by Mr. Sandberg that will vest within 60 days of December 30, 2014.
(14)	Shares of common stock beneficially owned by Mr. Turnbull includes 35,338 shares that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of December 30, 2014, and 18,000 shares of restricted stock that will vest within 60 days of December 30, 2014.
(15)	Shares of common stock beneficially owned by the directors and executive officers as a group includes 301,338 shares that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of December 30, 2014, and 108,000 shares of restricted stock that will vest within 60 days of December 30, 2014. This number does not include 1,308,530 shares issuable upon the vesting of performance-based restricted stock units that are subject to forfeiture.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in the Company’s 2016 Proxy Statement relating to its 2016 Annual Meeting of Shareholders. Any such proposal must be received by the Company not later than Tuesday, September 12, 2015. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s Proxy Statement.

Alternatively, the Company’s Bylaws permit a shareholder to properly bring business before the Annual Meeting of Shareholders (other than by including the proposal in the Company’s Proxy Statement pursuant to Rule 14a-8) by following the procedures outlined in the Company’s Bylaws. Such a proposal must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting. In the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The proxies to be solicited by us through our Board of Directors for our 2016 Annual Meeting of Shareholders will confer discretionary authority on the proxy holders to vote on any shareholder proposal presented at the annual meeting if the Company does not receive notice of the shareholder’s proposal for the meeting by this deadline.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the 2015 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and the Company’s 2014 Annual Report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you write, email or call our Investor Relations department at 1195 N.W. Compton Drive, Beaverton, Oregon 97006, email: invest@planar.com, or telephone (503) 748-1100. If you want to receive separate copies of the Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address, email or telephone number.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended September 26, 2014 accompanies this Proxy Statement. Shareholders may obtain, free of charge, a copy of the Company’s Annual Report on Form 10-K for its fiscal year ended September 26, 2014 as filed with the Securities and Exchange Commission (without exhibits) by writing to Corporate Secretary, Planar Systems, Inc., 1195 N.W. Compton Drive, Beaverton, Oregon 97006.

By Order of the Board of Directors

Gerald K. Perkel

President and Chief Executive Officer

Beaverton, Oregon

January 9, 2015

APPENDIX A

TEXT OF THE PROPOSED AMENDED AND RESTATED ARTICLES

The changes shown are to the Existing Articles. Deletions and additions to the Existing Articles are indicated by strikeouts and by underlining, respectively.

The changes to Article II, Section A are to be effected by the Authorized Shares Amendment. All other changes are to be effected by the Supermajority Voting and Clarifying Amendment.

Article II, Section C incorporates the text of the Second Amendment to the Second Restated Articles of Incorporation of Planar Systems, Inc. (the “Second Restated Articles”), which amended and restated the terms of the Series D Junior Participating Preferred Stock established by the First Amendment to the Second Restated Articles, into the Amended and Restated Articles.

~~SECOND~~ AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

PLANAR SYSTEMS, INC.

These ~~Second~~ Amended and Restated Articles of Incorporation supersede the existing Articles of Incorporation and all previous amendments and restatements thereto.

I.

The name of the corporation is Planar Systems, Inc.

II.

A. The authorized capital stock of the Corporation consists of ~~30,000,000~~60,000,000 shares of common stock, no par value (“Common Stock”), and 10,000,000 shares of preferred stock par value $0.01 per share (“Preferred Stock”).

B. The Board of Directors shall have the power to issue, from time to time, one or more series of Preferred Stock or special stock in any manner permitted by law and not inconsistent with these Articles or the Bylaws of the Corporation. The Board of Directors shall have the authority to fix and determine, subject to the provisions of these Articles, the rights and preferences of the shares of such additional series, which shall be established by a resolution or resolutions of the Board of Directors providing for the issuance of such series.

C. There is designated a new series of Preferred Stock in the amount and with voting rights or powers, preferences, limitations and relative rights as follows:

Section 1. Designation and Amount. The shares of such series, par value $.01 per share, shall be designated as “Series D Junior Participating Preferred Stock” and the number of shares constituting such series shall be 200,000.

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series D Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series D Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, dividends payable in cash on each date on which a dividend is paid on shares of Common Stock, no par value, of the Corporation (“Common Stock”) (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after first issuance of a share or fraction of a share of Series D Junior Participating Preferred Stock in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00, or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Dividend Payment Date, or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Junior Participating Preferred Stock. In the event the Corporation shall at any time after February 3, 2006 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series D Junior Participating Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series D Junior Participating Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

Section 3. Voting Rights. The holders of shares of Series D Junior Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series D Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series D Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series D Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C) Except as required by law and as set forth herein, holders of Series D Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever dividends or distributions payable on the Series D Junior Participating Preferred Stock as provided in Section 2 are not paid, thereafter and until such dividends and distributions, whether or not declared, on shares of Series D Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Junior Participating Preferred Stock; or

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Junior Participating Preferred Stock, except dividends paid ratably on the Series D Junior Participating Preferred Stock and all such parity stock on which dividends are payable in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution liquidation or winding up) to the Series D Junior Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series D Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series D Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series D Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series D Junior Participating Preferred Stock shall have received $100,000 per share, plus any unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series D Liquidation Preference”). Following the payment of the full amount of the Series D Liquidation Preference, no additional distributions shall be made to the holders of Series D Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series D Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in paragraph (C) of this Section 6 to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii) immediately above being referred to as the “Adjustment Number”). Following the payment of the full amount of the Series D Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series D Junior Participating Preferred Stock and Common Stock, respectively, holders of Series D Junior Participating Preferred Stock and holders of shares of Common stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series D Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series D Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. Redemption. The Series D Junior Participating Preferred Stock shall not be redeemable.

Section 9. Ranking. Notwithstanding anything contained herein to the contrary, the Series D Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to voting rights, the payment of dividends and the distribution of assets in liquidation, unless the terms of any such series shall provide otherwise.

Section 10. Amendment. The Articles of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series D Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series D Junior Participating Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. Series D Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holders, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series D Junior Participating Preferred Stock.

III.

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws for this corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to adopt, amend or repeal the Bylaws for this corporation.

IV.

Written ballots are not required in the election of directors.

V.

~~Subject to a majority vote of the Board of Directors, and the provisions of the Oregon Business Corporation Act and these First Restated Articles of Incorporation, and without further action of the shareholders, this corporation shall have the right to make distributions to its shareholders, provided that no distribution shall be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation’s total assets would be less than its total liabilities.~~

~~Notwithstanding anything to the contrary in these First Restated Articles of Incorporation, the corporation shall have the right to repurchase or redeem shares issued to its employees or to employees of its subsidiaries under any employee stock incentive program, provided that no such repurchase or redemption shall be made if, after giving effect to such repurchase or redemption, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation’s total assets would be less than its total liabilities~~

~~VI.~~

A. The number of directors of the Corporation shall be not less than six nor more than twelve, and within such limits, the exact number shall be fixed and increased or decreased from time to time by resolution of the Board of Directors. The directors shall be divided into three classes designated Class I, Class II and Class III, each class to be as nearly equal in number as possible. At the 1993 annual meeting of shareholders (“First Meeting”), directors of all three classes shall be elected. The term of office of Class III directors shall expire at the 1994 annual meeting of shareholders, that of Class II directors shall expire at the 1995 annual meeting of shareholders, and that of Class I directors shall expire at the 1996 annual meeting of shareholders. At each annual meeting of shareholders after the First Meeting, each class of directors elected to succeed those directors whose terms expire shall be elected to serve for three-year terms and until their successors are elected and qualified, so that the term of one class of directors will expire each year. When the number of directors is changed within the limits provided herein, any newly created directorships, or any decrease in directorships, shall be so apportioned among the classes as to make all classes as nearly equal as possible, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

B. All or any number of the directors of the Corporation may be removed only for cause and at a meeting of shareholders called expressly for that purpose, by the vote of 75 percent of the votes then entitled to be cast for the election of directors. At any meeting of shareholders at which one or more directors are removed, a majority of votes then entitled to be cast for the election of directors may fill any vacancy created by such removal. If any vacancy created by removal of a director is not filled by the shareholders at the meeting at which the removal is effected, such vacancy may be filled by a majority vote of the remaining directors.

C. The provisions of this Article V may not be amended, altered, changed or repealed in any respect unless such action is approved by the affirmative vote of not less than 75 percent of the votes then entitled to be cast for election of directors.

~~VII.~~

VI.

No agreement of merger or consolidation of this corporation which requires shareholder approval under the Oregon Business Corporation Act shall be approved or become effective unless the holders of sixty-seven percent (67%) of the outstanding shares of the corporation entitled to vote thereon shall vote for the adoption of the agreement. This corporation shall not sell, lease or exchange all or substantially all of its property and assets unless the holders of sixty-seven percent (67%) of the outstanding shares of the corporation entitled to vote thereon shall vote for such sale, lease or exchange. Dissolution or liquidation of the corporation shall require the prior approval of holders of not less than sixty-seven percent (67%) of the outstanding shares of the corporation entitled to vote thereon.

~~VIII.~~

~~Amendment or repeal of these First Restated Articles of Incorporation shall require the affirmative vote of the holders of sixty-seven percent (67%) of the shares entitled to vote thereon. The rights of the shareholders of this corporation are granted subject to this reservation.~~

VII.

No director of the ~~c~~Corporation shall be personally liable to the ~~c~~Corporation or its shareholders for monetary damages for conduct as a director; provided that this Article ~~IX~~VII shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Oregon Business Corporation Act. No amendment to the Oregon Business Corporation Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission that occurs prior to the effective date of such amendment.

~~X.~~

VIII.

A. Definitions.

1. Proceeding. The term “Proceeding” shall include any threatened, pending, or completed action, suit, or proceeding, whether brought in the right of the ~~c~~Corporation or otherwise and whether of a civil, criminal, administrative, or investigative nature, in which a Fiduciary Person may be or may have been involved as a party or otherwise by reason of the fact that the person is or was a Fiduciary Person.

2. Fiduciary Person. A Fiduciary Person is a person who is or was a director or officer of the ~~c~~Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the ~~c~~Corporation, or is or was serving at the request of the ~~c~~Corporation as a director, officer, or fiduciary of an employee benefit plan of another corporation, partnership, joint venture, trust, or other enterprise, whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification or advancement of expenses can be provided under this Article VIII.

B. Indemnification. The ~~c~~Corporation shall indemnify to the fullest extent not prohibited by law any Fiduciary Person who was or is a party or is threatened to be made a party to any Proceeding against all expenses (including attorney fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such Proceeding.

C. Advancement of Expenses. Expenses incurred by a director or officer of the ~~c~~Corporation in defending a Proceeding shall in all cases be paid by the ~~c~~Corporation in advance of the final disposition of such Proceeding at the written request of such person, if the person:

1. furnishes the ~~c~~Corporation a written affirmation of the person’s good faith belief that such person has met the standard of conduct described in the Oregon Business Corporation Act or is entitled to be indemnified by the ~~c~~Corporation under any other indemnification rights granted by the ~~c~~Corporation to such person; and

2. furnishes the ~~c~~Corporation a written undertaking to repay such advance to the extent it is ultimately determined by a ~~court~~final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified by the ~~c~~Corporation under this Article VIII or under any other indemnification rights granted by the ~~c~~Corporation to such person.

Such advances shall be made without regard to the person’s ability to repay such advances and without regard to the person’s ultimate entitlement to indemnification under this Article VIII or otherwise.

D. Non-Exclusivity and Continuity of Rights. The indemnification and entitlement to advancement of expenses provided by this Article VIII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the ~~c~~Corporation’s ~~a~~Articles of ~~i~~Incorporation or any statute, agreement, general or specific action of the ~~b~~Board of ~~d~~Directors, vote of stockholders, or otherwise, shall continue as to a person who has ceased to be a director or officer, shall inure to the benefit of the heirs, executors, and administrators of such person, and shall extend to all claims for indemnification or advancement of expenses made after the adoption of this Article VIII.

Amendments. Any repeal of this Article VIII shall only be prospective and no repeal or modification hereof shall adversely affect the rights under this Article VIII in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any Proceeding.

APPENDIX B

PLANAR SYSTEMS, INC.

2015 INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Planar Systems, Inc. 2015 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s shareholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1	Administration of the Plan

(a) The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto.

(b) Notwithstanding the foregoing, the Board or Compensation Committee may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, including limitations with respect to grants of Awards to Participants who are subject to Section 16 of the Exchange Act or pursuant to Section 16 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.

3.2	Administration and Interpretation by Committee

(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules, regulations and sub-plans as it shall deem appropriate for the proper administration and operation of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) In no event, however, shall the Committee have the right, without shareholder approval, to (i) lower the exercise or grant price of an Option or SAR after it is granted, except in connection with adjustments provided in Section 15.1; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; (iii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option, stock appreciation right, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (iv) issue an Option or SAR or amend an outstanding Option or SAR to provide for the grant or issuance of a new Option or SAR on exercise of the original Option or SAR.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the aggregate maximum number of shares of Common Stock available for issuance under the Plan shall be:

(a) 2,500,000 shares; plus

(b) any shares subject to outstanding awards under the Company’s 2009 Incentive Plan, Amended and Restated 1993 Stock Incentive Plan for Nonemployee Directors, Clarity Visual Systems, Inc. 1995 Stock Incentive Plan, Clarity Visual Systems, Inc. Non-Qualified Stock Option Plan, 1996 Stock Incentive Plan, 1999 Nonqualified Stock Option Plan, or any individual incentive award, (together, the “Prior Plans”) on the Effective Date that cease to be subject to such awards following the Effective Date (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested or nonforfeitable shares), which shares shall cease to be set aside or reserved for issuance pursuant to the applicable Prior Plan, effective on the date upon which they cease to be so subject to such awards, and shall instead be set aside and reserved for issuance pursuant to the Plan, up to an aggregate maximum of 2,548,176 shares pursuant to this paragraph (b).

Shares issued under the Plan shall be drawn from authorized and unissued shares.

4.2	Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder, is settled in cash in lieu of shares of Common Stock, or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock tendered by a Participant or retained by the Company to satisfy tax withholding obligations in connection with an Award shall again be available for Awards under the Plan. Any shares of Common Stock tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Option or SAR shall not be again available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination and previously approved by the Acquired Entity’s shareholders, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plans (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of securities of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation or statutory share exchange is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding any other provision of this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

4.3	Limitations

Subject to adjustment as provided in Section 15.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan (other than Awards of Options or SARs) that either (a) contain no restrictions or restrictions based solely on continuous employment or services over fewer than three years (except if accelerated pursuant to a Change in Control or in the event of a Termination of Service) or (b) vest over less than one year (except if accelerated pursuant to a Change in Control or in the event of a Termination of Service) based on factors other than solely continuous employment or services shall not exceed 40% of the aggregate maximum number of shares specified in Section 4.1. In addition, if and to the extent the Committee accelerates vesting or exercisability of an Award (other than Awards of Options or SARs) or otherwise acts to waive or lapse any restriction on an Award (other than Awards of Options or SARs), other than in connection with a Participant’s death, Disability or Retirement or a Change in Control, the shares covered by such Committee action shall similarly count towards the 40% limitation described in this Section 4.3.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1	Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3	Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (i) be paid at the same time such dividends or dividend equivalents are paid to other shareholders and (ii) comply with or qualify for an exemption under Section 409A.

SECTION 7. OPTIONS

7.1	Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2	Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and such exercise price shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4	Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash;

(b) check or wire transfer;

(c) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of a Nonqualified Stock Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f) such other consideration as the Committee may permit.

7.6	Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate either the registration requirements under the Securities Act or similar requirements under the laws of any state or foreign jurisdiction, or the Company’s insider trading policy, then the Option shall remain exercisable until the earlier of (a) the Option Expiration Date and (b) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion, which longer period shall not be more than two months beyond the aforementioned three months) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of such Securities Act, the Company’s insider trading policy or other requirements.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder. If the shareholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code) Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) will be treated as Nonqualified Stock Options. No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the shareholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).

SECTION 9. STOCK APPRECIATION RIGHTS

9.1	Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. A SAR may be granted in tandem with an Option (a “tandem SAR”) or alone (a “freestanding SAR”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. A SAR may be exercised upon such terms and conditions and for such term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2	Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3	Waiver of Restrictions

The Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous employment or service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2	Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3	Waiver of Restrictions

The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Units under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1	Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2	Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

The Company may require the Participant to pay to the Company or a Related Company, as applicable, the amount of (a) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award or any other taxable or tax withholding event related to an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee, in its sole discretion, may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by one or a combination of any of the following: (a) paying cash to the Company or a Related Company, as applicable, (b) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations, (e) selling shares of Common Stock issued under an Award on the open market or to the Company, or (f) taking such other action as may be necessary in the opinion of the Committee to satisfy any applicable tax withholding obligations. The value of the shares so withheld or tendered may not exceed the employer’s applicable minimum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Committee in its sole discretion.

SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the instrument evidencing the Award permits the Participant to designate one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1	Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, statutory share exchange, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, or the declaration of a dividend payable in cash that has a material effect on the price of issued shares, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (iii) the maximum number and kind of securities set forth in Section 4.3; (iv) the maximum numbers and kind of securities set forth in Section 16.3; and (v) the number and kind of securities that are subject to any outstanding Award and, if applicable, the per share price of such securities.

Adjustments, if any, and any determinations or interpretations made by the Committee as to whether any adjustment shall be made, including any determination of whether a distribution is other than a normal cash dividend or is a cash dividend that will have a material effect on the price of issued shares, and the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change in Control shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2	Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3	Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:

(a) All outstanding Awards that are subject to vesting based on continued employment or service with the Company or a Related Company shall become fully vested and immediately exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and such Awards shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company. If and to the extent that the Successor Company converts, assumes, substitutes for or replaces an Award, the vesting restrictions and/or forfeiture provisions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.

For the purposes of this Section 15.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Company Transaction the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company

Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b) All Performance Shares, Performance Units and other outstanding Awards that are subject to vesting based on the achievement of specified performance goals and that are earned and outstanding as of the date the Change in Control is determined to have occurred and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any remaining outstanding Performance Shares, Performance Units and other outstanding Awards that are subject to vesting based on the achievement of specified performance goals (including any applicable performance period) for which the payout level has not been determined shall be payable in accordance with the terms of the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(c) Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Change in Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.

(d) For the avoidance of doubt, nothing in this Section 15.3 requires all outstanding Awards to be treated similarly.

15.4	Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, a statutory share exchange, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

15.5	No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6	No Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

15.7	Section 409A

Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 16. CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan to the contrary, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.

16.1	Performance Criteria

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any product category or business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); cash position; working capital; earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; gross margins; operating earnings; economic profit; profit before tax; return on assets; return on equity; debt; debt plus equity; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; sales growth; market or economic value added; equity or stockholders’ equity; stock price (including appreciation); total shareholder return; cost control; strategic initiatives; market share; net income; net profit; net sales; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the “Performance Criteria”).

Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) non-cash accounting charges, (vi) extraordinary nonrecurring items as described in Accounting Standards Codification 225-20 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to shareholders for the applicable year, (vii) acquisitions or divestitures, (viii) foreign exchange gains and losses, and (ix) gains and losses on asset sales. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

16.2	Compensation Committee Certification; Adjustment of Awards

(a) After the completion of each performance period, the Compensation Committee shall certify the extent to which any performance goal established under this Section 16 has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting, as applicable, of any Award subject to this Section 16.

(b) Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

16.3	Limitations

Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 750,000 shares of Common Stock for such Awards, except that the Company may make additional onetime grants of such Awards for up to 750,000 shares to newly hired or newly promoted individuals, and the maximum dollar value payable with respect to Performance Units or other awards payable in cash subject to this Section 16 granted to any Covered Employee in any one calendar year is $4,000,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 17. AMENDMENT AND TERMINATION

17.1	Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, shareholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2	Term of the Plan

Unless sooner terminated as provided herein, the Plan shall automatically terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their terms and conditions and the Plan’s terms and conditions.

17.3	Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1	No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2	Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

The inability of the Company or impracticability for the Company, as determined by the Committee in its sole discretion, to obtain or maintain approval from any regulatory body having jurisdiction or to comply with applicable requirements, which approval and compliance are deemed by the Company’s counsel to be necessary to the lawful issuance, delivery, and sale of any shares of Common Stock, shall relieve the Company of any liability in respect of the failure to issue, deliver, or sell such shares as to which the requisite approval has not been obtained or as to which any necessary requirements are not met.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3	Indemnification

Each person who is or shall have been a member of the Board, the Compensation Committee, or a committee of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall, to the extent not prohibited by applicable law, be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4	No Rights as a Shareholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or Restricted Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5	Compliance with Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of

Section 409A(a)(2)(A)(i) of the Code. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) of the Code, shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

Also notwithstanding any other provision of the Plan to the contrary, the Board or the Compensation Committee shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Board or the Compensation Committee deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable laws, rules or regulations.

18.6	Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7	No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8	Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10	Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Oregon without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Oregon.

18.11	Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required, whether located in the United States or a foreign jurisdiction.

SECTION 19. EFFECTIVE DATE

The Plan shall become effective on the date on which the Plan is approved by the shareholders of the Company (the “Effective Date”).

APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(a) an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares equal to 30% or more of either (1) the number of then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power represented by the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) an acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction or (v) any acquisition approved by the Board; or

(b) consummation of a Company Transaction.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, no par value, of the Company.

“Company” means Planar Systems, Inc., an Oregon corporation.

B-A-1

“Company Transaction,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company;

(b) a statutory share exchange pursuant to which the Company’s outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company’s outstanding voting securities; or

(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets,

excluding, however, in each case, a transaction pursuant to which

(i) the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(ii) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(iii) individuals who were members of the Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Compensation Committee” means the Compensation Committee of the Board.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

B-A-2

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change in Control.”

“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change in Control.”

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means the Planar Systems, Inc. 2015 Incentive Plan.

“Prior Plans” has the meaning set forth in Section 4.1(b).

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company, as determined by the Committee in its sole discretion.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Restricted Stock Unit” means a Stock Unit subject to restrictions prescribed by the Committee.

B-A-3

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Section 409A” means Section 409A of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit,” including a Restricted Stock Unit, means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service,” unless the Committee determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor, or independent contractor of the Company or a Related Company or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

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APPENDIX C

PLANAR SYSTEMS, INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

The Planar Systems, Inc. 2015 Employee Stock Purchase Plan is comprised of two subplans as set forth below, each of which is intended to constitute a separate offering: the Planar Systems, Inc. U.S. Employee Stock Purchase Plan and the Planar Systems, Inc. International Employee Stock Purchase Plan.

Subject to adjustment from time to time as provided in Section 9 of each subplan, the number of shares of the Common Stock of Planar Systems, Inc. reserved for sale and authorized for issuance pursuant to the Planar Systems, Inc. 2015 Employee Stock Purchase Plan comprised of the Planar Systems, Inc. U.S. Employee Stock Purchase Plan and the Planar Systems, Inc. International Employee Stock Purchase Plan is 600,000 shares, subject to adjustment as set forth in Section 9 of each subplan. Shares of Common Stock to be issued under the Planar Systems, Inc. 2015 Employee Stock Purchase Plan shall be drawn from authorized and unissued shares.

PLANAR SYSTEMS, INC.

U.S. EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, but the Company makes no representation of such status or undertaking to maintain such status. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section 423 of the Code.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ELIGIBILITY REQUIREMENTS

3.1	Initial Eligibility

Except as provided in Section 3.2, each Employee shall become eligible to participate in the Plan in accordance with Section 4 on the first Enrollment Date on or following the later of (a) the date on which Employee first commences employment; and (b) the Effective Date. Participation in the Plan is entirely voluntary.

3.2	Limitations on Eligibility

The following Employees are not eligible to participate in the Plan:

(a) Employees whose customary employment is twenty (20) hours or less per week;

(b) Employees whose customary employment is for five (5) months or less in any calendar year; and

(c) Employees who, immediately upon purchasing Shares under the Plan, would own directly or indirectly, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply, and stock that the Employee may purchase under outstanding options shall be treated as stock owned by the Employee).

3.3	Ongoing Eligibility

For purposes of the Plan, eligibility shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, eligibility to participate in the Plan will be deemed to have terminated on the 91st day of such leave.

SECTION 4. ENROLLMENT

Any Eligible Employee may enroll in the Plan for any Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election

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to the Company in accordance with procedures established by the Company on or before the Cut-Off Date with respect to such Offering Period. Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the Participant changes or cancels, in accordance with procedures established by the Company the enrollment election or designated rate of payroll deduction prior to the Cut-Off Date with respect to a future Offering Period or elects to withdraw from the Plan in accordance with Section 8.1.

SECTION 5. GRANT OF OPTIONS ON ENROLLMENT

5.1	Option Grant

Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

5.2	Option Expiration

An option granted to a Participant pursuant to the Plan shall expire, if not terminated for any reason first, on the earliest to occur of: (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Section 7; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

5.3	Purchase of Shares

(a) An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole Shares, as determined by the Committee, that the funds accumulated in the Participant’s Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that such option shall be for a maximum number of shares determined by dividing $25,000 by the Fair Market Value of the Shares on the first day of the applicable Offering Period; provided, further, that the Committee may, in its discretion, limit the number of Shares purchased by each Participant in any Purchase Period.

(b) Notwithstanding anything to the contrary herein, to the extent required by Section 423 of the Code, no Employee shall be granted an option under the Plan (or any other plan of the Company or a Subsidiary intended to qualify under Section 423 of the Code) that would permit the Employee to purchase Shares under the Plan (and such other plan) in any calendar year with a Fair Market Value (determined at the time such option is granted) in excess of $25,000.

(c) Any payments made by a Participant in excess of the limitations of this Section 5.3 shall be returned to the Participant in accordance with procedures established by the Company.

SECTION 6. PAYMENT

(a) The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, through payroll deductions from Eligible Compensation, the terms and conditions of which are designated by the Committee; provided, however, that unless the Committee determines otherwise for a future Purchase Period, any payroll deductions must be in one percent (1%) increments comprising not less than one percent (1%) and not more than ten percent (10%) of a Participant’s Eligible Compensation received on each pay day during the Purchase Period. Payment amounts shall be credited on a bookkeeping basis in whole percentages only to a Participant’s Account under the Plan. All

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payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

(b) Any payroll deductions for a Participant shall commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Purchase Date.

(c) A Participant may discontinue participation in the Plan as provided in Section 8 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by such means as the Committee shall prescribe. A Participant is limited to making one change during an Offering Period. The change in rate shall be effective with the first pay day following fifteen (15) days after the Participant elects to change the rate of his or her payroll deduction according to the procedures prescribed by the Committee, unless the Company elects to process a such change in participation more quickly.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.3(a) hereof, a Participant’s payroll deductions shall be decreased to zero percent (0%) at such time during any Offering Period which is scheduled to end during the current calendar year (the “Current Offering Period”) that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250 (85% of $25,000). Payroll deductions shall recommence at the rate provided to the Company by such Participant at the beginning of the first Offering Period which is scheduled to end in the following calendar year unless otherwise terminated by such Participant.

SECTION 7. PURCHASE OF SHARES

7.1	Option Exercise

Any option held by a Participant that was granted under the Plan and that remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole Shares, as determined by the Committee, that the funds accumulated in the Participant’s Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 5.3). Options for other Shares for which options have been granted that are not purchased on the last Purchase Date during the Offering Period shall terminate. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of an option, the Committee may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

7.2	Refund of Excess Amount

If, after a Participant’s exercise of an option under Section 7.1, an amount remains credited to the Participant’s Account as of a Purchase Date (including after return of any amount pursuant to Section 5.3(c)), then the remaining amount shall be (a) if no further Purchase Periods are immediately contemplated by the Committee, distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is contemplated by the Committee, carried forward in the Account for application to the purchase of Shares on the next following Purchase Date.

7.3	Employees of Subsidiary

In the case of Participants employed by a Designated Subsidiary, the Committee may provide for Shares to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

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7.4	Pro Rata Allocation

If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Section 7, when aggregated with all Shares for which options have been previously exercised under the Plan, exceeds the maximum number of Shares reserved in Section 12, the Company may, in accordance with Section 12, allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant’s Account bears to the aggregate balances of all Participants’ Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

7.5	Notice of Disposition

If a Participant or former Participant who is subject to United States federal income tax sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an option granted under the Plan, then, at the request of the Company, such Participant or former Participant shall notify the Company or the Employer in writing of such sale, transfer or other disposition within ten (10) days of the consummation of such sale, transfer, or other disposition.

SECTION 8. WITHDRAWAL FROM THE PLAN, TERMINATION OF

EMPLOYMENT, AND LEAVES OF ABSENCE

8.1	Withdrawal From the Plan

A Participant may withdraw all (but not less than all) funds accumulated in the Participant’s Account from the Plan during any Purchase Period by delivering a notice of withdrawal to the Company or the Employer (in a manner prescribed by the Committee) at any time up to but not including the fifteen (15) days prior to the Purchase Date for such Purchase Period, or by such longer time period in advance of the Purchase Date as the Committee may require. If notice of complete withdrawal from the Plan as described in the preceding sentence is timely received, the Company or the Employer will cease the Participant’s payroll withholding for the Plan and all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible. An Employee who has withdrawn from a Purchase Period may not return funds to the Company or the Employer during that Purchase Period and require the Company or the Employer to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan as of the next subsequent Enrollment Date, if any, in accordance with Section 4.2.

8.2	Termination of Participation

Participation in the Plan terminates immediately on the date on which a Participant ceases to be employed by the Company or the Employer for any reason whatsoever or otherwise ceases to be an Eligible Employee, and all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible.

8.3	Leaves of Absence

If a Participant takes a leave of absence, such Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 8.1. To the extent determined by the Committee or required by Section 423 of the Code, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

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SECTION 9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION,

DISSOLUTION, LIQUIDATION, MERGER OR SALE OF ASSETS

9.1	Adjustments Upon Changes in Capitalization

Subject to any required action by the stockholders of the Company, the right to purchase Shares of Common Stock covered by a current Offering Period and the number of Shares that have been authorized for issuance under the Plan for any future Offering Period, the maximum number of Shares each Participant may purchase each Offering Period or Purchase Period (pursuant to Section 5.3 hereof), as well as the price per Share and the number of Shares covered by each right under the Plan that have not yet been purchased shall be proportionately adjusted in the sole discretion of the Committee for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or recapitalization, reorganization, consolidation, split-up, spin-off, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Except as expressly provided otherwise by the Committee, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares.

9.2	Adjustment Upon Dissolution, Liquidation, Merger or Sale of Assets

Without limitation on the preceding provisions, in the event of any dissolution, liquidation, merger, consolidation, sale of all or substantially all of the Company’s outstanding voting securities, sale, lease, exchange or other transfer of all or substantially all of the Company’s assets, or any similar transaction as determined by the Committee in its sole discretion, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares that may be delivered under Section 12, in the number, class of or price of Shares available for purchase under the Plan and in the number of Shares that a Participant is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee’s authority under the Plan, in the event of any such transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date, or to take such other action deemed appropriate by the Committee.

SECTION 10. DESIGNATION OF BENEFICIARY

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. If, to the Company’s knowledge, no such executor or administrator has been appointed for the Participant’s estate, the Company, in its discretion, may deliver such any Account balance to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Committee may designate.

SECTION 11. ADMINISTRATION

11.1	Administration by Committee

The Plan shall be administered by the Committee. The Committee shall have the authority to delegate duties to officers, directors or employees of the Company.

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11.2	Authority of Committee

(a) The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures, the requirement that Shares be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable legal, accounting or other consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Employer. The Committee’s determinations as to the interpretation and operation of the Plan shall be final and conclusive and each action of the Committee shall be binding on all persons.

(b) In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules that allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided, however, that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan in violation of Section 423 of the Code nor otherwise cause the Plan to fail to satisfy the requirements of Section 423 of the Code and the regulations thereunder.

11.3	Administrative Modifications

The Plan provisions relating to the administration of the Plan may be modified by the Committee from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable legal, accounting or other consequences or for any other purpose deemed appropriate by the Committee.

SECTION 12. NUMBER OF SHARES

Subject to adjustment as set forth in Section 9, the number of Shares reserved for sale and authorized for issuance pursuant to the 2015 Employee Stock Purchase Plan is 600,000 Shares, and therefore, the number of Shares authorized for issuance pursuant to the Plan is the number of Shares specified above less the number of Shares issued pursuant to the Planar Systems, Inc. International Employee Stock Purchase Plan. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the 2015 Employee Stock Purchase Plan. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

SECTION 13. MISCELLANEOUS

13.1	Restrictions on Transfer

Options granted under the Plan to a Participant may not be exercised during the Participant’s lifetime other than by the Participant. Neither amounts credited to a Participant’s Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution, or by a beneficiary designation as permitted by Section 10. Any such attempted assignment, transfer, pledge, or other disposition

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shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1.

13.2	Administrative Assistance

If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant’s name, or if the Participant so indicates in the enrollment form, in the Participant’s name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

13.3	Treatment of Non-U.S. Participants

Participants who are employed by non-U.S. Designated Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Company. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the Purchase Date Price permitted under the Plan. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

13.4	Withholding

The Company or any Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Employer, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

13.5	Equal Rights and Privileges

All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan that is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Committee be reformed to comply with the requirements of Section 423 of the Code. This Section 13.5 shall take precedence over all other provisions in the Plan.

13.6	Applicable Law

The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Oregon.

13.7	Amendment and Termination

The Board may amend, alter, or terminate the Plan at any time; provided, however, that (1) the Plan may not be amended in a way that will cause rights issued under the Plan to fail to meet the requirements of Section 423 of the Code; and (2) no amendment that would amend or modify the Plan in a manner requiring shareholder approval under Section 423 of the Code or the requirements of any securities exchange on which the Shares are traded shall be effective unless such shareholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 11.3, subject to the conditions set forth in this Section 13.7.

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If the Plan is terminated, the Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants’ Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

13.8	No Right of Employment

Neither the grant nor the exercise of any rights to purchase Shares under the Plan nor anything in the Plan shall impose upon the Company or any member of the Employer any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Employer to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

13.9	Rights as Shareholder

No Participant shall have any rights as shareholder unless and until Shares have been issued to him or her.

13.10	Governmental Regulation

The Company’s obligation to sell and deliver Shares under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

13.11	Gender

When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

13.12	Condition for Participation

As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan (including, without limitation, the notification and holding requirements of Section 7.5) and the determinations of the Committee.

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APPENDIX A

DEFINITIONS

As used in the Plan,

“2015 Employee Stock Purchase Plan” means the Planar Systems, Inc. 2015 Employee Stock Purchase Plan, of which the Plan is a subplan.

“Account” means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” means Planar Systems, Inc., an Oregon corporation.

“Cut-Off Date” means the date established by the Company from time to time by which enrollment forms must be received prior to an Enrollment Date.

“Designated Subsidiary” means any Subsidiary that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan and that has adopted the Plan with the approval of the Committee in its sole and absolute discretion.

“Effective Date” means the date on which the Plan is approved by the Company’s stockholders.

“Eligible Compensation” means all base gross earnings, including such amounts of gross earnings as are deferred by an Eligible Employee (a) under a qualified cash or deferred arrangement described in Section 401(k) of the Code or (b) to a plan qualified under Section 125 of the Code. Eligible Compensation does not include overtime, cash bonuses, commissions, severance pay, hiring and relocation bonuses, pay in lieu of vacations or sabbaticals, sick leave, gain from stock option exercises or any other special payments. The Committee, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Eligible Compensation for a future Offering Period.

“Eligible Employee” means an Employee eligible to participate in the Plan in accordance with Section 3.

“Employee” means any individual who is an employee of the Employer for tax purposes.

“Employer” means the Company or any Designated Subsidiary of the Company by which an Employee is employed.

“Enrollment Date” means the first Trading Day of an Offering Period.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Fair Market Value” means, as of any date, the closing sales price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means a date on which an Eligible Employee is granted an option under the Plan pursuant to Section 5.

“Grant Price” means the Fair Market Value of a Share on the Grant Date for such option.

“Offering Period” means the period beginning and ending on the dates designated by the Committee; provided, that each period shall in no event end later than twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

“Participant” means an Eligible Employee who has enrolled in the Plan pursuant to Section 4.

“Plan” means thePlanar Systems, Inc. Employee Stock Purchase Plan.

“Purchase Date” with respect to a Purchase Period means the last Trading Day in such Purchase Period.

“Purchase Date Price” means the Fair Market Value of a Share on the applicable Purchase Date.

“Purchase Period” means the period beginning and ending on the dates designated by the Committee; provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date.

“Purchase Price” means eighty-five percent (85%) of the lesser of:

(1)	The Grant Price and

(2)	The Purchase Date Price

or such greater percentage designated by the Committee.

“Shares” means shares of the Company’s Common Stock.

“Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

“Trading Day” means a day on which the NASDAQ Stock Market, the New York Stock Exchange or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

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PLANAR SYSTEMS, INC.

INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ELIGIBILITY REQUIREMENTS

3.1	Initial Eligibility

Except as provided in Section 3.2, each Employee shall become eligible to participate in the Plan in accordance with Section 4 on the first Enrollment Date on or following the later of (a) the date on which such Employee first commences employment; and (b) the Effective Date. Participation in the Plan is entirely voluntary.

3.2	Limitations on Eligibility

Unless otherwise determined appropriate by the Committee, the following Employees are not eligible to participate in the Plan:

(a) Employees whose customary employment is twenty (20) hours or less per week; and

(b) Employees whose customary employment is for five (5) months or less in any calendar year.

SECTION 4. ENROLLMENT

Any Eligible Employee may enroll in the Plan for an Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company in accordance with procedures established by the Company on or before the Cut-Off Date with respect to such Offering Period. Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the Participant changes or cancels, in accordance with procedures established by the Company, the enrollment election or designated rate of payroll deduction prior to the Cut-Off Date with respect to a future Offering Period or elects to withdraw from the Plan in accordance with Section 8.1.

SECTION 5. GRANT OF OPTIONS ON ENROLLMENT

5.1	Option Grant

Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

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5.2	Option Expiration

An option granted to a Participant pursuant to the Plan shall expire, if not terminated for any reason first, on the earliest to occur of: (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Section 7; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

5.3	Purchase of Shares

An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole Shares, as determined by the Committee, that the funds accumulated in the Participant’s Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that the Committee may, in its discretion, limit the number of Shares purchased by each Participant in any Purchase Period.

SECTION 6. PAYMENT

(a) The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, through payroll deductions from Eligible Compensation, the terms and conditions of which are designated by the Committee; provided, however, that unless the Committee determines otherwise for a future Purchase Period, any payroll deductions must be in one percent (1%) increments comprising not less than one percent (1%) and not more than ten percent (10%) of a Participant’s Eligible Compensation received on each pay day during the Purchase Period. Payment amounts shall be credited on a bookkeeping basis in whole percentages only to a Participant’s Account under the Plan. All payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

(b) Any payroll deductions for a Participant shall commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Purchase Date.

(c) A Participant may discontinue participation in the Plan as provided in Section 8 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by such means as the Committee shall prescribe. A Participant is limited to making one change during an Offering Period. The change in rate shall be effective with the first pay day following fifteen (15) days after the Participant elects to change the rate of his or her payroll deduction according to the procedures prescribed by the Committee, unless the Company elects to process a such change in participation more quickly.

SECTION 7. PURCHASE OF SHARES

7.1	Option Exercise

Any option held by a Participant that was granted under the Plan and that remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole Shares, as determined by the Committee, that the funds accumulated in the Participant’s Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 5.3). Options for other Shares for which options have been granted that are not purchased on the last Purchase Date during the Offering Period shall terminate. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

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As a condition to the exercise of an option, the Committee may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

7.2	Refund of Excess Amount

If, after a Participant’s exercise of an option under Section 7.1, an amount remains credited to the Participant’s Account as of a Purchase Date, then the remaining amount shall be (a) if no further Purchase Periods are immediately contemplated by the Committee, distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is contemplated by the Committee, carried forward in the Account for application to the purchase of Shares on the next following Purchase Date.

7.3	Employees of Subsidiary

In the case of Participants employed by a Designated Subsidiary, the Committee may provide for Shares to be sold through the Subsidiary to such Participants.

7.4	Pro Rata Allocation

If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Section 7, when aggregated with all Shares for which options have been previously exercised under the Plan, exceeds the maximum number of Shares reserved in Section 12, the Company may, in accordance with Section 12, allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant’s Account bears to the aggregate balances of all Participants’ Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

SECTION 8. WITHDRAWAL FROM THE PLAN, TERMINATION

OF EMPLOYMENT, AND LEAVES OF ABSENCE

8.1	Withdrawal From The Plan

A Participant may withdraw all (but not less than all) funds accumulated in the Participant’s Account from the Plan during any Purchase Period by delivering a notice of withdrawal to the Company or the Employer (in a manner prescribed by the Committee) at any time up to but not including the fifteen (15) days prior to the Purchase Date for such Purchase Period, or by such longer time period in advance of such Purchase Date as the Committee may require. If notice of complete withdrawal from the Plan as described in the preceding sentence is timely received, the Company or the Employer will cease the Participant’s payroll withholding for the Plan and all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible. An Employee who has withdrawn from a Purchase Period may not return funds to the Company or the Employer during that Purchase Period and require the Company or the Employer to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date, if any, in accordance with Section 4.2.

8.2	Termination of Participation

Participation in the Plan terminates immediately on the date on which a Participant ceases to be employed by the Company or the Employer for any reason whatsoever or otherwise ceases to be an Eligible Employee, and all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible.

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8.3	Leaves of Absence

If a Participant takes a leave of absence, such Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 8.1. To the extent determined by the Committee, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

SECTION 9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION,

DISSOLUTION, LIQUIDATION, MERGER OR SALE OF ASSETS

9.1	Adjustments Upon Changes in Capitalization

Subject to any required action by the stockholders of the Company, the right to purchase Shares of Common Stock covered by a current Offering Period and the number of Shares that have been authorized for issuance under the Plan for any future Offering Period, the maximum number of Shares each Participant may purchase each Offering Period or Purchase Period (pursuant to Section 5.3 hereof), as well as the price per Share and the number of Shares covered by each right under the Plan that have not yet been purchased shall be proportionately adjusted in the sole discretion of the Committee for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or recapitalization, reorganization, consolidation, split-up, spin-off, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Except as expressly provided otherwise by the Committee, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares.

9.2	Adjustments Upon Dissolution, Liquidation, Merger or Sale of Assets

Without limitation on the preceding provisions, in the event of any dissolution, liquidation, merger, consolidation, sale of all or substantially all of the Company’s outstanding voting securities, sale, lease, exchange or other transfer of all or substantially all of the Company’s assets, or any similar transaction as determined by the Committee in its sole discretion, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares that may be delivered under Section 12, in the number, class of or price of Shares available for purchase under the Plan and in the number of Shares that a Participant is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee’s authority under the Plan, in the event of any such transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date, or to take such other action deemed appropriate by the Committee.

SECTION 10. DESIGNATION OF BENEFICIARY

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. If, to the Company’s knowledge, no such executor or administrator has been appointed for the Participant’s estate, the Company, in its discretion, may deliver such any Account balance to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Committee may designate.

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SECTION 11. ADMINISTRATION

11.1	Administration by Committee

The Plan shall be administered by the Committee. The Committee shall have the authority to delegate duties to officers, directors or employees of the Company.

11.2	Authority of Committee

The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures, the requirement that Shares be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable legal, accounting or other consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Employer. The Committee’s determinations as to the interpretation and operation of the Plan shall be final and conclusive and each action of the Committee shall be binding on all persons. The Committee may adopt special or different rules for the operation of the Plan for different Participants, including, but not limited to, rules designed to accommodate the practices of the applicable jurisdiction.

11.3	Administrative Modifications

The Plan provisions relating to the administration of the Plan may be modified by the Committee from time to time as may be desirable to satisfy any requirements of or under the securities or other applicable laws of the United States or other jurisdiction, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable legal, accounting or other consequences or for any other purpose deemed appropriate by the Committee.

SECTION 12. NUMBER OF SHARES

Subject to adjustment as set forth in Section 9, the number of Shares are reserved for sale and authorized for issuance pursuant to the 2015 Employee Stock Purchase Plan is 600,000 Shares, and therefore, the number of Shares authorized for issuance pursuant to the Plan is the number of Shares specified above less the number of Shares issued pursuant to the Planar Systems, Inc. U.S. Employee Stock Purchase Plan. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the 2015 Employee Stock Purchase Plan. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

SECTION 13. MISCELLANEOUS

13.1	Restrictions on Transfer

Options granted under the Plan to a Participant may not be exercised during the Participant’s lifetime other than by the Participant. Neither amounts credited to a Participant’s Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in

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any way by the Participant other than by will or the laws of descent and distribution, or by a beneficiary designation as permitted by Section 10. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1.

13.2	Administrative Assistance

If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant’s name, or if the Participant so indicates in the enrollment form, in the Participant’s name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

13.3	Treatment of Non-U.S. Participants

Participants who are employed by non-U.S. Designated Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Company. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the Purchase Price permitted under the Plan. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

13.4	Withholding

The Company or any Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Employer, an amount sufficient to satisfy taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

13.5	Applicable Law

The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Oregon.

13.6	Amendment and Termination

(a) The Board may amend, alter, or terminate the Plan at any time; provided, however, that no amendment that would amend or modify the Plan in a manner requiring shareholder approval under the requirements of any securities exchange on which the Shares are traded shall be effective unless such shareholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 11.3, subject to the conditions set forth in this Section 13.6.

(b) If the Plan is terminated, the Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants’ Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

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13.7	No Right of Employment

Neither the grant nor the exercise of any rights to purchase Shares under the Plan nor anything in the Plan shall impose upon the Company or any member of the Employer any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Employer to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

13.8	Rights as Shareholder

No Participant shall have any rights as shareholder unless and until Shares have been issued to him or her.

13.9	Governmental Regulation

The Company’s obligation to sell and deliver Shares under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

13.10	Gender

When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

13.11	Condition for Participation

As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan and the determinations of the Committee.

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APPENDIX A

DEFINITIONS

As used in the Plan,

“2015 Employee Stock Purchase Plan” means the Planar Systems, Inc. 2015 Employee Stock Purchase Plan, of which the Plan is a subplan.

“Account” means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

“Company” means Planar Systems, Inc., an Oregon corporation.

“Cut-Off Date” means the date established by the Company from time to time by which enrollment forms must be received prior to an Enrollment Date.

“Designated Subsidiary” means any Subsidiary that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan and that has adopted the Plan with the approval of the Committee in its sole and absolute discretion.

“Effective Date” means the date on which the Company’s stockholders approve the Plan.

“Eligible Compensation” means all base gross earnings, including such amounts of gross earnings as are deferred by an Eligible Employee (a) under a qualified cash or deferred arrangement described in Section 401(k) of the Code or (b) to a plan qualified under Section 125 of the Code. Eligible Compensation does not include overtime, cash bonuses, commissions, severance pay, hiring and relocation bonuses, pay in lieu of vacations or sabbaticals, sick leave, gain from stock option exercises or any other special payments. The Committee, in its discretion, may establish a different definition of Eligible Compensation for a future Offering Period.

“Eligible Employee” means an Employee eligible to participate in the Plan in accordance with Section 3.

“Employee” means any individual who is an employee of the Employer for purposes of the Plan as determined by the Committee.

“Employer” means the Company or any Designated Subsidiary of the Company by which an Employee is employed.

“Enrollment Date” means the first Trading Day of an Offering Period.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the closing sales price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common

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Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means a date on which an Eligible Employee is granted an option under the Plan pursuant to Section 5.

“Grant Price” means the Fair Market Value of a Share on the Grant Date for such option.

“Offering Period” means the period beginning and ending on the dates designated by the Committee; provided, that each period shall in no event end later than twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

“Participant” means an Eligible Employee who has enrolled in the Plan pursuant to Section 4.

“Plan” means this Planar Systems, Inc. International Employee Stock Purchase Plan.

“Purchase Date” with respect to a Purchase Period means the last Trading Day in such Purchase Period.

“Purchase Date Price” means the Fair Market Value of a Share on the applicable Purchase Date.

“Purchase Period” means the period beginning and ending on the dates designated by the Committee; provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date.

“Purchase Price” means eighty-five percent (85%) of the lesser of:

(1)	The Grant Price and

(2)	The Purchase Date Price

or such greater percentage designated by the Committee.

“Shares” means shares of the Company’s Common Stock.

“Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

“Trading Day” means a day on which the NASDAQ Stock Market, the New York Stock Exchange or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

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PLANAR SYSTEMS, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on February 25, 2015.
Vote by Internet
• Go to www.investorvote.com/PLNR
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, 5, 6 AND 7.

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1.	To elect one director for a three-year term:	01 - Gerald K. Perkel	☐	Mark here to vote FOR the nominee	☐	Mark here to WITHHOLD vote from the nominee

		For	Against	Abstain			For	Against	Abstain

2.	To approve the amendment and restatement of the Second Restated Articles of Incorporation of Planar Systems, Inc., as amended (the “Existing Articles”) to increase the number of authorized shares of common stock from 30,000,000 to 60,000,000.	☐	☐	☐	3.	To approve the amendment and restatement of the Existing Articles to eliminate the supermajority voting requirement regarding amendment to, or repeal of, the Articles of Incorporation, and effect other clarifying amendments.	☐	☐	☐

4.	To approve the Planar Systems, Inc. 2015 Incentive Plan.	☐	☐	☐	5.	To approve the Planar Systems, Inc. 2015 Employee Stock Purchase Plan.	☐	☐	☐

6.	To ratify the appointment of KPMG LLP as Planar’s independent registered public accounting firm for the fiscal year ending September 25, 2015.	☐	☐	☐	7.	Advisory vote on executive compensation.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such matters as may properly come before the meeting or any adjournments or postponements thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	1 U P X	+
01YMOC

Important notice regarding the Internet availability of proxy materials for the

Annual Meeting of Shareholders. The Proxy Statement and the 2014 Annual Report

to Shareholders are available at: www.RRDEZProxy.com/2015/PlanarSystems

For directions to the meeting, please call (503) 748-1100.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY — PLANAR SYSTEMS, INC.

Annual Meeting of Shareholders — February 26, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Planar Systems, Inc., an Oregon corporation (the “Company”), hereby appoints Gerald K. Perkel and J. Michael Gullard, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, February 26, 2015, at 1:00 p.m. local time at the Company’s offices located at 1195 NW Compton Drive, Beaverton, Oregon 97006, and any adjournments or postponements thereof, as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1, “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EXISTING ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 60,000,000, “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EXISTING ARTICLES TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENT REGARDING AMENDMENT TO, OR REPEAL OF, THE ARTICLES OF INCORPORATION, AND EFFECT OTHER CLARIFYING AMENDMENTS, “FOR” THE APPROVAL OF THE PLANAR SYSTEMS, INC. 2015 INCENTIVE PLAN, “FOR” THE APPROVAL OF THE PLANAR SYSTEMS, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN, “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 25, 2015, “FOR” THE ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE COMPANY’S PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES PREVIOUSLY GIVEN.

(Continued and to be marked, dated and signed, on the other side)